State of Delaware







                        Office of Secretary of State


                          ------------------------


     I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF RESTATED CERTIFICATE OF INCORPORATION OF "NEWREEVECO, INC." FILED IN THIS OFFICE ON THE TWENTY-FIFTH DAY OF JUNE, A.D. 1982, AT 12:05 O'CLOCK P.M.

                            * * * * * * * * * *




















                                       /s/ Michael Ratchford

                                       SECRETARY OF STATE

                                  AUTHENTICATION:
                                  *3368888

                                            DATE:      03/04/1992




              RESTATED CERTIFICATE OF INCORPORATION

                               OF

                        NEWREEVECO, INC.

             (originally incorporated under the name
               "Newrevco, Inc." on April 1, 1982)

                ---------------------------------
                Under Section 245 of the General
                 Corporation Law of the State of
                            Delaware
                ---------------------------------


         FIRST:  The name of the corporation is

                        Newreeveco, Inc.

         SECOND: The registered office of the corpo-ration in the State of Delaware is located at 306 South
State Street, Kent County, Dover, Delaware. The name of its registered agent at such address is the United
States Corporation Company.

         THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corpora-tions may be organized under the General Corporation
Law of Delaware as presently in effect or as it may hereafter be amended.

         FOURTH: A. The total number of shares of capital stock which the corporation shall have authority to issue is 145,000 shares, classified as follows:

         (i)  115,000 shares of Common Stock, par
              value  $1.00 per share (hereinafter
              called "Common Stock"), to be issued in
              three classes, (a) 99,057 shares of
              which are hereby designated Class A
              Common Stock (hereinafter called "Class
              A Common Stock"), (b) 3,000 shares of
              which are hereby designated Class B
              Common Stock (hereinafter called "Class
              B Common Stock") and (c) 12,943 shares
              of which are hereby designated Class C
              Common Stock (hereinafter called "Class
              C Common Stock"); and

         (ii) 30,000 shares of Series A Cumulative
              Preferred Stock, without par value
              (hereinafter called the "Series A
              Preferred Stock").

         B.   The following is a statement of the
         designations, powers, preferences and
         relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the Series A Preferred Stock, the Class A Common
         Stock, the Class B Common Stock and the Class
         C Common Stock:


                           Section 1.

            Series A Preferred Stock Dividend Rights


         1.1  Subject to the provisions of subsection
    1.2, the holders of the shares of Series A
    Preferred Stock shall be entitled to receive, if, as and when declared by the Board of Directors of the corporation out of any funds at the time legally available for the declaration of dividends, cumulative cash dividends with respect to the Dividend Period (as defined in section 19 of this paragraph B) then ended at the rate of $14 per share per annum, and no more, payable quarterly on each Dividend Payment Date (as defined in such section 19) of each year, beginning on November 16, 1982. Dividends on the Series A Preferred Stock shall be cumulative from the date on which the shares of Series A Preferred
    Stock are issued.

         1.2  Notwithstanding the provisions of
    subsection 1.1, the corporation shall not declare or pay or set apart for payment any amount for dividends or make any other distribution on the Series A Preferred Stock in excess of the greater of (a) Consolidated Earned Surplus Accumulated
    From and After July 4, 1982 (as defined in section
    19 of this paragraph B) or (b) Earned Surplus of the Corporation (as defined in such section 19).

         1.3 If, on any date on which dividends are payable on the Series A Preferred Stock as provided in subsection 1.1, the amount of the dividends to be paid by the corporation is in the aggregate less than the full dividends payable on such data, the dividends declared and to be paid by the corporation on such date shall be allocated pro rata among the shares of outstanding Series A
    Preferred Stock.

                           Section 2.

              Series A Preferred Stock Liquidation,
                          etc.  Rights

         2.1  In the event of any liquidation,
    dissolution or winding up of the corporation, whether voluntary or involuntary, before any distribution of the assets of the corporation shall be made to or set apart for the holders of any Junior Stock (as defined in section 19 of this paragraph B) the holders of the Series A Preferred
    Stock shall be entitled to the payment in cash of $100 per share, together with a sum equal to Full
    Cumulative Dividends (as defined in such section
    19) thereon to the date of final distribution to the holders of the Series A Preferred Stock.

         2.2  If, upon any such liquidation,
    dissolution or winding up, the assets of the corporation distributable among the holders of the Series A Preferred Stock shall be insufficient to pay to them in full the preferential amounts to which they are entitled as specified in subsection
    2.1 above, then such assets, or the proceeds thereof, shall be distributed among the holders of the Series A Preferred Stock ratably in proportion to the amounts which would be payable to them, respectively, if such preferential amounts were paid to them in full.

         2.3  Neither a merger nor a consolidation of
    the corporation (whether or not the corporation is the surviving corporation) nor a sale of all or substantially all of the assets of the corporation shall constitute a liquidation, dissolution or winding up of the corporation for purposes of this section 2.


                           Section 3.

                    Series A Preferred Stock
                      Mandatory Redemption


         Subject to the provisions of section 6 of this paragraph B, commencing on the Mandatory
    Redemption Date (as defined in section 19 of this paragraph B) occurring in 1991, and thereafter on each succeeding Mandatory Redemption Date up to and including the Mandatory Redemption Date occurring in 1994, the corporation shall redeem out of any funds of the corporation at the time legally available for redemptions (a) 7,500 (or such lesser number as shall then be outstanding) shares of Series A Preferred Stock at a cash redemption price equal to the Redemption Price (as defined in such section 19), and (b) Series A
    Preferred Stock required to be redeemed under this
    section 3 in prior years, if any, but not yet redeemed by reason of a deficiency of funds legally or under this Article FOURTH available for redemption, at a cash redemption price equal to the Redemption Price. If on any date on which the corporation is required to redeem shares of Series
    A Preferred Stock hereunder, all of such shares may not be redeemed by reason of a deficiency of funds legally or under this Article FOURTH available for redemptions, the corporation shall nevertheless redeem in accordance with the provisions of subsection 6.4 such number of shares as it may redeem on such date.


                           Section 4.

                    Series A Preferred Stock
                       Optional Redemption


         Subject to the provisions of section 6 of this paragraph B, commencing on the Mandatory
    Redemption Date occurring in 1992, and thereafter on the Mandatory Redemption Dates occurring in 1993 and 1994, the Series A Preferred Stock shall be subject to redemption, as a whole or in part, at the option of the corporation, at a cash redemption price equal to the Redemption Price out of any funds of the corporation at the time legally available for redemptions.


                           Section 5.

               Series A Preferred Stock Repurchase


         Subject to the provisions of section 6 of this paragraph B, the corporation may at any time and at its option offer in writing to repurchase all or any of the Series A Preferred Stock for such price and on such other terms as the corporation may determine (except that if any such offer is made at any time that the Series A
    Preferred Stock is redeemable the price offered by the corporation shall not be greater than the Redemption Price), provided that if such an offer is made to any holder of Series A Preferred Stock other than an Original Series A Preferred Stock-holder (as defined in section 19 of this paragraph
    B), the corporation shall make an identical offer in writing to each Original Series A Preferred
    Stockholder, pro rata based on the total number of shares of Series A Preferred Stock held of record by (x) all offerees (other than the Original
    Series A Preferred Stockholders) and (y) the
    Original Series A Preferred Stockholders.

                           Section 6.

                General Provisions Applicable to
                    Series A Preferred Stock
                  Redemptions and Repurchases

         6.1   Notwithstanding the provisions of
    sections 3, 4, 5 and 9 of this paragraph B, the corporation shall not pay or set apart any amount for the redemption of Series A Preferred Stock, or pay any amount for the repurchase of any Series A
    Preferred Stock, if at the time such redemption or repurchase is prohibited by the provisions of the Bank Debt (as defined in section 19 of this paragraph B), the Senior Subordinated Indebtedness
    (as defined in such section 19), or the Junior
    Subordinated Indebtedness (as defined in such section 19).

         6.2   Notwithstanding the provisions of sec-
    tions 3, 4, 5 and 9 of this paragraph B, the corporation shall not pay or set apart any amount for the redemption of any Series A Preferred
    Stock, or pay any amount for the repurchase of any Series A Preferred Stock, in excess of the greater of (a) Consolidated Earned Surplus Accumulated
    From and After July 4, 1982 (as defined in section
    19 of this paragraph B) or (b) Earned Surplus of the Corporation (as defined in such section 19).

         6.3  In the case of each redemption of Series
    A Preferred Stock pursuant to sections 3 and 4 of this paragraph B, the corporation shall give written notice thereof to all holders of Series A
    Preferred Stock not less than thirty (30) nor more than ninety (90) days prior to the date fixed for such redemption, specifying (a) the date fixed for such redemption, (b) the cash redemption price payable for each share of Series A Preferred Stock to be redeemed on such date, (c) the number and, if less than all shares of Series A Preferred
    Stock are to be redeemed, the certificate numbers, of the shares of Series A Preferred Stock to be redeemed, and (d) the section of this paragraph B pursuant to which such redemption is to be made.
    In the case of each offer to repurchase Series A
    Preferred Stock made pursuant to section 5 of this paragraph B, if the corporation shall have made such an offer to any holder of Series A Preferred
    Stock other than an Original Series A Preferred
    Stockholder, the corporation shall give written notice thereof to the Original Series A Preferred
    Stockholders not more than fifteen (15) days after such offer to repurchase has been made to such other holder, and not less than thirty (30) days prior to the date fixed for such repurchase. Such notice shall (a) specify the price and other terms of the offer to repurchase and (b) extend an identical offer to repurchase Series A Preferred
    Stock of the Original Series A Preferred
    Stockholders on a pro rata basis in accordance with section 5 of this paragraph B.

         6.4  If less than all the shares of Series A
    Preferred Stock are to be redeemed, the shares of Series A Preferred Stock to be redeemed shall be allocated by the corporation in proportion (as nearly as practicable) to the number of shares of Series A Preferred Stock held of record by the holders of such Series A Preferred Stock at the time outstanding.

         6.5  The corporation shall pay or set apart
    for payment the amounts payable upon the redemption or repurchase of Series A Preferred
    Stock to the holders thereof (a) in the case of optional redemptions pursuant to section 4 of this paragraph B, on the date fixed for redemption specified in the notice referred to in subsection
    6.3 (which date shall be a Mandatory Redemption
    Date), (b) in the case of mandatory redemptions pursuant to section 3 of this paragraph B, on the Mandatory Redemption Date (as defined in section
    19 of this paragraph B), and (c) in the case of repurchases pursuant to section 5 of this paragraph B, on the date specified therefor in the offer to repurchase. Upon such payment or if on or prior to the date fixed for redemption or repurchase such amounts have been set apart for payment, all rights of such holders as stockholders of the corporation by reason of the ownership of such redeemed or repurchased Series A
    Preferred Stock shall cease, whether or not the certificates for such Series A Preferred Stock shall have been surrendered for cancellation; and, after such payment or setting apart for payment, such Series A Preferred Stock shall not be deemed outstanding. In addition, shares of Series A
    Preferred Stock which have been called for redemption shall not be deemed to be outstanding shares for the purpose of voting or determining the total number of shares of Series A Preferred
    Stock entitled to vote on any matter on and after the date on which written notice of redemption has been sent to holders thereof and a sum sufficient to redeem such shares has been irrevocably deposited or set aside to pay the cash redemption price to the holders of the shares of Series A
    Preferred Stock to be so redeemed. If requested by the corporation, such holders shall surrender and, at the expense of the corporation, deliver certificates for such Series A Preferred Stock being redeemed or purchased to the corporation.
    All Series A Preferred Stock redeemed or repurchased by the corporation shall be retired and cancelled and shall not be available for re-issuance by the corporation.

         6.6  For purposes hereof, the phrases "set
    apart for payment" and "setting apart for payment" shall mean the actual deposit of funds for the purpose of making any redemption or repurchase with a bank or trust company located in the City of New York having a combined capital and surplus of not less than $50,000,000.


                           Section 7.

             Series A Preferred Stock Voting Powers


         7.1  Except as otherwise expressly provided
    herein or by law, the holders of Series A
    Preferred Stock shall have no right as such holders to vote at or participate in any meeting of stockholders of the corporation or to receive any notice of any such meeting.

         7.2  The holders of record of Series A
    Preferred Stock shall have the special right, voting separately as a single class, to elect two directors to the Board of Directors of the corporation at the special meeting of holders of record of Series A Preferred Stock referred to in subsection 7.3 (and at each succeeding annual meeting of stockholders thereafter until such right shall terminate as hereinafter provided) upon the occurrence and during the continuance of any of the following conditions:

              (a)  if at any time the corporation
         shall be in arrears in the payment of all or any part of the cash redemption price payable upon any mandatory redemption of the Series A
         Preferred Stock pursuant to section 3 of this paragraph B (regardless of whether such arrearages result by virtue of the provisions of subsections 6.1 or 6.2 or otherwise); or

              (b)  if at any time the corporation
         shall be in arrears with respect to full cash dividend payments for four quarterly dividend periods, whether or not consecutive, pursuant to section 1 of this paragraph B (regardless of whether such arrearages result by virtue of the provisions of subsection 1.2 or otherwise); or

              (c)  if at any time there exists a de-
         fault (which shall mean for purposes hereof any event which shall constitute an event of default and as to which any requirement of notice or the lapse of time or both has been satisfied) under any of the agreements relating to the Bank Debt, the Senior Sub-ordinated Indebtedness or the Junior Sub-ordinated Indebtedness, respectively.

         7.3  If any condition referred to in
    subsection 7.2 shall occur, the corporation shall give notice thereof to the holders of record of the Series A Preferred Stock within twenty (20) days after the occurrence of such condition and any officer or the directors of the corporation shall call a special meeting of the holders of record of Series A Preferred Stock to take place within thirty (30) days following the occurrence of such condition, provided that failure to give such notice or call such meeting shall not affect the rights of the holders of the Series A
    Preferred Stock conferred by subsection 7.2. If such a meeting shall not have been called as provided above, such meeting may be called, at the expense of the corporation, by the holders of record of not less than 5% of the Series A
    Preferred Stock at the time outstanding on written notice specifying the time and place of the meeting given by mail not less than seven (7) nor more than sixty (60) days before the date of such meeting specified in such notice.

         7.4  Subject to the provisions of subsection
    7.6, each director elected by the holders of record of the Series A Preferred Stock, voting separately as a single class as provided in subsection 7.2, shall hold office until the annual meeting of stockholders next succeeding his election and until his successor, if any, is elected by such holders and qualifies.

         7.5  In case any vacancy shall occur among
    the directors elected by the holders of Series A
    Preferred Stock, voting separately as a single class as provided in subsection 7.2, such vacancy may be filled for the unexpired portion of the term by vote of the single remaining director theretofore elected by such stockholders, or his successor in office or by the vote of such stock-holders given at a special meeting of such stock-holders called for the purpose.

         7.6 The persons elected as directors as pro-vided in subsections 7.2 and 7.5, together with the directors elected by the holders of Common
    Stock, shall constitute the Board of Directors of the corporation. If all arrearages and defaults constituting the conditions referred to in subsec-tion 7.2 shall cease to exist or are cured, the right of the holders of record of Series A
    Preferred Stock, voting separately as a class, to elect two directors as provided in subsection 7.2 shall expire, subject to revival from time to time upon the recurrence of any such condition, and the terms of the directors so elected shall terminate.

         7.7 Upon any proposal (i) to effect a merger or consolidation of the corporation with or into any other corporation, except in a case where the corporation is the surviving corporation, or (ii) to effect a sale of all or substantially all the corporation's assets, the holders of record of the Series A Preferred Stock at the time outstanding shall, in addition to any other voting rights granted to such holders by law, be entitled to vote on such proposal with the holders of Common
    Stock, as a single class, with one vote per share of Series A Preferred Stock. At any meeting at which a proposal of the type referred to in this subsection 7.7 is to be considered, the presence in person or by proxy of the holders of record of a majority of shares of Series A Preferred Stock and of Common Stock, taken as a single class, shall be necessary to constitute a quorum for such purpose.

         7.8  Without the consent of the holders of
    record of at least a majority of the Series A
    Preferred Stock at the time outstanding (includ-ing, in any event, the Original Series A Preferred
    Stockholders who at the time hold shares of Series
    A Preferred Stock), given in person or by proxy, either in writing without a meeting or at a special or annual meeting of stockholders called for the purpose, at which the holders of record of Series A Preferred Stock shall vote separately as a class, the corporation shall not issue any additional Series A Preferred Stock or any shares of Parity Stock (as defined in section 19 of this paragraph B).

         7.9   Without the consent of the holders of
    record of all of the Series A Preferred Stock at the time outstanding, given in person or by proxy, either in writing without a meeting or at a special or annual meeting of stockholders called for the purpose, at which the holders of record of Series A Preferred Stock shall vote separately as a class, the corporation shall not issue any shares of Prior Stock (as defined in section 19 of this paragraph B).

         7.10  Subject to the provisions of subsection
    7.11 of this paragraph B, without the consent of the holders of record of at least two-thirds of the Series A Preferred Stock at the time outstanding (including, in any event, the Original
    Series A Preferred Stockholders who at the time hold shares of Series A Preferred Stock), given in person or by proxy, either in writing without a meeting or at a special or annual meeting of stockholders called for the purpose, at which the holders of Series A Preferred Stock shall vote separately as a class, the corporation shall not:

              (a)  effect any division of the Series A
         Preferred Stock or any combination thereof with any other class or series of stock; or

              (b)  effect any amendment to the
         Certificate of Incorporation of the
         corporation which would materially alter the relative rights and preferences of the Series
         A Preferred Stock so as to adversely affect the holders thereof.

         7.11   Notwithstanding the provisions of
    subsection 7.10 hereof, no amendment to this Certificate of Incorporation which (w) changes any amount payable on the Series A Preferred Stock as dividends, or upon mandatory or optional redemption or liquidation, or (x) changes the date when any such amount is payable, or (y) changes any consent requirement of subsection 7.8, 7.9, 7.10, or 7.11 of this paragraph B, or (z) changes the provisions of subsection 1.2, 6.1 or 6.2 of this paragraph B shall be effective without, in each case, the consent of the holders of record of all the Series A Preferred Stock at the time outstanding, given in person or by proxy, either in writing without a meeting or at a special or annual meeting of stockholders called for the purpose, at which the holders of Series A
    Preferred Stock shall vote separately as a class.

         7.12  At each annual or special meeting of
    stockholders at which the holders of Series A Pre-ferred Stock shall have the special right, voting separately as a single class, to elect directors as provided in subsection 7.2 or to take any other action on which such stockholders are entitled to vote as a class, (i) except as provided in subsec-tion 7.7, the presence in person or by proxy of the holders of record of one-third of the total number of shares of Series A Preferred Stock then issued and outstanding shall be necessary to con-stitute a quorum of such class for such election as a class, (ii) the affirmative vote of the majority of shares of Series A Preferred Stock present in person or represented by proxy at such meeting shall be necessary to elect directors,
    (iii) the affirmative vote of a majority of all shares entitled to vote shall be necessary to approve any proposal referred to in subsection 7.7 and (iv) the affirmative vote of the number of shares of Series A Preferred Stock set forth in subsections 7.8, 7.9, 7.10 and 7.11 of this paragraph B shall be necessary to take the actions described in such subsections, respectively.


                           Section 8.

                    Series A Preferred Stock
               Restrictions on Other Payments, etc.


         8.1  Unless the corporation shall have de-
    clared and paid, or shall have set apart a sum in cash sufficient for the payment of, all cash dividend payments pursuant to Section 1 of this paragraph B with respect to all Dividend Payment
    Dates occurring on or prior to the date on which the corporation proposes to take any action specified in clause (a), (b) or (c) of this subsection 8.1, the corporation shall not:

              (a)  declare or pay or set apart for
         payment any dividend or make any other dis-tribution on any Junior Stock, or redeem, purchase or otherwise acquire any Junior
         Stock except for purchases of Common Stock pursuant to paragraphs C, D and E of the Stockholders' Agreement (as defined in such section 19), provided the corporation shall on the date of such purchase resell any such Common Stock so purchased at a net price at least equal to the purchase price paid by the corporation for such shares; or

              (b)  declare or pay or set apart for
         payment any dividend or make any other dis-tribution on any Parity Stock, except divi-dends paid proportionately (based on the relative amounts of dividends payable or in arrears) on the Series A Preferred Stock and on all Parity Stock on which dividends are payable or in arrears; or

              (c)  redeem, purchase or otherwise
         acquire any Parity Stock except pursuant to mandatory redemptions made in accordance with the terms of such Parity Stock.

         8.2  Unless the full cash redemption price
    for all mandatory redemption payments on the Series A Preferred Stock required to be made shall have been made on or prior to the date on which the corporation proposes to take any action specified in clause (a) or (b) of this subsection
    8.2, the corporation shall not:

              (a)  declare or pay or set apart for
         payment any dividend or make any other
         distribution on any Junior Stock, or redeem, purchase or otherwise acquire any Junior
         Stock except for purchases of Common Stock pursuant to paragraphs C, D and E of the Stockholders' Agreement, provided the corporation shall on the date of such pur-chase resell any such Common Stock so pur-chased at a net price at least equal to the purchase price paid by the corporation for such shares; or

              (b)  redeem, purchase or otherwise
         acquire any Parity Stock except pursuant to mandatory redemptions made proportionately
         (based on the relative amounts of mandatory redemption payments payable or in arrears) on the Series A Preferred Stock and on all Parity Stock on which mandatory redemption payments are payable or in arrears.


                           Section 9.

             Series A Preferred Stock Redemption in
             connection with Issuance of Additional
          Preferred Stock, Parity Stock or Prior Stock


         Subject to the provisions of section 6 of this paragraph B, if at any time the corporation sends a written notice to the holders of Series A
    Preferred Stock, which notice requests that such holders grant the requisite consent pursuant to subsections 7.8 or 7.9, as the case may be, to the issuance by the corporation of additional Series A
    Preferred Stock, Parity Stock or Prior Stock and such consent is not obtained within thirty (30) days following the date on which the notice was sent by the corporation, the corporation shall have the right, at its option, to redeem, on the second Dividend Payment Date after the end of the fiscal year of the corporation in which such notice was sent by the corporation, at a cash price equal to the Redemption Price out of any funds of the corporation at the time legally available for redemption, all of the Series A
    Preferred Stock the holders of which did not consent to such request.


                           Section 10.
                   No Series A Preferred Stock
                        Preemptive Rights


         No holder of Series A Preferred Stock shall, as such holder, have any preemptive right in or preemptive right to purchase or subscribe to any shares or other securities of the corporation.


                           Section 11.

                Series A Preferred Stock Payments
                      and Notices; Consents


         All notices and all payments with respect to the Series A Preferred Stock shall be mailed to the holders of Series A Preferred Stock at their respective addresses, as the same shall appear on the books of the corporation, or at such other ad-dress as may have been furnished to the corporation in writing by any such holder;
    provided however that the corporation and any holder of Series A Preferred Stock may agree in writing that notices or payments or both shall be made in a manner different from that set forth in this section 11. Any consent by a holder of Series A Preferred Stock may be given in writing or by vote at any regular or special meeting of stockholders.

                           Section 12.

             Common Stock Junior to Preferred Stock


         The rights of the holders of the Common Stock as to dividends and assets shall be junior to the rights and preferences of the holders of the Series A Preferred Stock.


                           Section 13.

                    Common Stock Powers, Etc.

         Except as otherwise provided in this Certi-ficate of Incorporation, Class A Common Stock,
    Class B Common Stock and Class C Common Stock shall have the same powers, preferences and rela-tive, participating, optional or other special rights, and qualifications, limitations or restrictions thereof.


                           Section 14.

                     Common Stock Dividends


         Subject to the provisions of section 8 of this paragraph B, the holders of the Class A
    Common Stock, the Class B Common Stock and the
    Class C Common Stock shall be entitled to share equally, on a share-by-share basis, in dividends out of any funds of the corporation at the time legally available for the purpose, if, as and when declared by the Board of Directors and paid to the holders of Class A Common Stock, Class B
    Common Stock and Class C Common Stock. No dividends shall be declared and paid on the Common
    Stock unless an equal amount, on a share-by-share basis, is declared and paid on the Class A Common
    Stock, the Class B Common Stock and the Class C
    Common Stock; provided, however, that in connection with any dividend consisting of Common
    Stock, the holders of shares of Common Stock of any particular class shall only be entitled to receive shares of Common Stock of the same class.


                           Section 15.

              Common Stock Liquidation, etc. Rights


         Subject to the provisions of section 2 of this paragraph B, upon liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, all of the assets of the corpora-tion available for distribution to stockholders shall be distributed to the holders of Class A
    Common Stock, Class B Common Stock and Class  C
    Common Stock, and the holders of the Class A
    Common Stock, Class B Common Stock and Class C
    Common Stock shall be entitled to share equally, on a share by share basis, in the assets of the corporation available for distribution to the holders of Class A Common Stock, Class B Common
    Stock and Class C Common Stock.


                           Section 16.

                   Common Stock Voting Powers


         16.1  Subject to the provisions of section 7
    of this paragraph B and except as otherwise provided by law, the entire voting rights and power of the corporation's capital stock shall be vested in the holders of the Common Stock.

         16.2  Each holder of record of Class A Common
    Stock shall be entitled to one vote for each share of Class A Common Stock held by such holder of record.

         16.3  Each holder of record of Class B Common
    Stock shall be entitled to (a) one vote for each share of Class B Common Stock held by such holder of record and (b) in addition, for each share of Class B Common Stock held by such holder of record, a number of votes equal to (x) the number of shares of Class C Common Stock at the time outstanding, times 0.67, divided by (y) the number of shares of Class B Common Stock at the time outstanding.

         16.4  Each holder of record of Class C Common
    Stock shall be entitled to 0.33 votes for each share of Class C Common Stock held by such holder of record.

         16.5  Subject to the provisions of section 7
    of this paragraph B and except as otherwise provided by law, (a) at each meeting of the stockholders of the corporation, the presence in person or by proxy of the holders of shares of Common Stock having a majority of the total number of votes to which the shares of Common Stock are at the time entitled shall be necessary to constitute a quorum for the transaction of any business, and (b), except as provided in subsection 17.2 of this paragraph B, the affir-mative vote of the number of shares of Common
    Stock having a majority of the total number of votes to which the shares of Common Stock are at the time entitled which are present in person or by proxy at a meeting shall be necessary for any acts of the stockholders.


                           Section 17.

                 Common Stock Preemptive Rights


         17.1  If at any time any authorized but
    unissued shares of any class of Common Stock of the corporation are issued or any previously issued shares of any class of Common Stock are acquired by the corporation and resold or any securities of the corporation shall be issued which are convertible into, exchangeable for or otherwise entitle the holders of such securities to receive shares of any class of Common Stock, the holders of Common Stock at the time outstanding shall have the preemptive right to subscribe therefor, pro rata on the basis of the number of shares of Common Stock held by them of record, at such price and on such other terms as may be established by the Board of Directors in its sole discretion in each instance, unless

              (a)  at the time of such issuance or
         resale, any class of equity securities of the corporation is registered under the
         Securities Exchange Act of 1934 as at the time in effect (or any similar federal statute at the time in effect); or

              (b)  such issuance or resale is in
         connection with a public offering of such Common Stock pursuant to an effective registration statement filed under the
         Securities Act of 1933 as at the time in effect (or any similar federal statute at the time in effect); or

              (c)  such shares were acquired by the
         corporation in accordance with the Stockhol-ders' Agreement (as defined in section 19 of this paragraph B) and such shares are being resold by the corporation in accordance with the Stockholders' Agreement; or

              (d)  such shares are being issued pur-
         suant to the conversion rights set forth in
         section 18 of this paragraph B; or

              (e)  such shares are being issued pur-
         suant to the Note and Stock Purchase Agree-ments (as defined in such section 19).

         17.2  Without the consent of the holders of
    record of at least two-thirds of the shares of the Class A Common Stock, the Class B Common Stock, and the Class C Common Stock, voting together as a single class, the corporation shall not effect any amendment of this section 17.


                           Section 18.

                 Common Stock Conversion Rights


         18.1   Upon the transfer by an Original Class
    C Common Stockholder (as defined in section 19 of
    this paragraph B) of any Class C Common Stock to a
    Non-Affiliate (as defined in such section 19) of
    such Original Class C Common Stockholder, such
    Original Class C Common   Stockholder shall give
    written notice to the corporation of such transfer. Any such Non-Affiliate (or any transferee of such Non-Affiliate who is also a Non-Affiliate of such Original Class C Common
    Stockholder) may, at its sole option, elect by written notice to the corporation to convert each share of Class C Common Stock so transferred into one fully paid and nonassessable share of Class A
    Common Stock.

         18.2  If at any time the Original Class C
    Common Stockholder is permitted by applicable law to exercise voting power in excess of that origin-ally held, such Original Class C Common
    Stockholder may, at its option, by written notice to the corporation, convert all or any number of its shares of Class C Common Stock specified in such notice into the same number of fully paid and nonassessable shares of Class A Common Stock.

         18.3  At such time as there are no shares of
    Class C Common Stock issued and outstanding, all (and not less than all) of the issued and outstanding shares of Class B Common Stock shall without notice or other action be automatically converted into the same number of shares of fully paid and nonassessable shares of Class A Common
    Stock. Upon any such conversion taking place, the Corporation shall as promptly as practicable thereafter notify each holder of shares of Class B
    Common Stock of such conversion. Each share of Class B Common Stock shall bear the following legend:

              "In accordance with subsection 18.3 of
         Paragraph B of Article FOURTH of the Certi-ficate of Incorporation of the Corporation the shares of Class B Common Stock represented by this Certificate shall without notice to the holder hereof be automatically converted into shares of Class A Common Stock of the Corporation upon the happening of the events specified in such subsection 18.3."

         18.4  Any conversion of shares of Class B
    Common Stock or Class C Common Stock shall become effective upon receipt by the corporation of the written notice of such conversion called for by subsection 18.1 or 18.2 of this paragraph B.
    Outstanding certificates representing shares of
    Class B Common Stock or Class C Common Stock converted as aforesaid shall thenceforth represent the same number of shares of Class A Common Stock theretofore represented by such certificate for shares of Class B Common Stock or Class C Common
    Stock, as the case may be, and the holder of such converted shares shall be entitled to precisely the same rights which it would enjoy if it held certificates representing shares of Class A Common
    Stock. Upon surrender of a certificate or certificates representing the shares of Class B
    Common Stock or the Class C Common Stock so converted, the holder shall be entitled to receive in lieu thereof one or more certificates for shares of Class A Common Stock representing in the aggregate the total number of shares of Class A
    Common Stock into which such shares of Class B
    Common Stock or Class C Common Stock has been converted. If all of the shares of Class C Common
    Stock represented by the certificate or
    certificates so surrendered are not to be so converted, the holder shall also be entitled to receive one or more certificates for Class C
    Common Stock representing in the aggregate the total number of shares of such Class C Common
    Stock not so converted.  All shares of Class B
    Common Stock or Class C Common Stock so converted shall be cancelled and retired and shall not be reissued. The authorized amount of shares of Class B Common Stock or Class C Common Stock, as the case may be, shall be deemed to be reduced to the extent of the shares so converted and the corporation shall execute and file a Certificate of Reduction or any other such instrument that may be required to be filed in respect thereof from time to time under applicable law. So long as any of the shares of Class B Common Stock or Class C
    Common Stock are outstanding, the corporation shall reserve and keep available out of its authorized but unissued shares of Class A Common
    Stock, solely for issuance upon the conversion of Class B Common Stock or Class C Common Stock as herein provided, sufficient shares of Class A
    Common Stock to satisfy the full conversion requirements of the Class B Common Stock and Class
    C Common Stock.

                          Section  19.

                           Definitions


         19.1  An "Affiliate" of any person or entity
    shall mean any person or entity (other than the corporation) that directly or indirectly controls, or is controlled by, or is under common control with, such other person or entity.

         19.2  "Bank Debt" shall mean the Term Loan
    Agreement dated as of June 25, 1982 between the corporation and the banks listed therein and Bankers Trust Company, as agent, and each of the Reeves Bank Debt Agreements and Newreeveco Debt
    Agreements (as such terms are defined in such Term
    Loan Agreement) including any extensions, renewals, refinancings, modifications or amendments of any of the foregoing and any other agreement pursuant to which Indebtedness (as such term is defined in the Term Loan Agreement) is incurred (a) as may be approved by the Board of Directors of the corporation and (b) which does not contravene or is permitted by the provisions of paragraph 5.8 of the Preferred Stock Purchase
    Agreement.

         19.3  "Consolidated Earned Surplus
    Accumulated From and After July 4, 1982" shall mean the amount, calculated as of the last day of the corporation's fiscal quarter ending immediately preceding the date of determination, of total consolidated earned surplus of the corporation and its subsidiaries, accumulated by the corporation and its subsidiaries from and after July 4, 1982, all determined in accordance with generally accepted accounting principles, minus all dividends, distributions, redemption or repurchase payments (other than the particular proposed dividend, distribution, redemption or repurchase payment which is being measured) previ-ously paid or made or concurrently being paid or made on the Series A Preferred Stock since the last day of such fiscal quarter.

         19.4  "Dividend Payment Date" shall mean as
    to any Dividend Period the forty-fifth (45th) day next following the last day of the fiscal quarter of the corporation which ended within such Dividend Period (with the first Dividend Payment
    Date being November 16, 1982), unless such forty-fifth (45th) day is not a Business Day (as such term is defined in the Term Loan Agreement referred to in subsection 19.2), in which case on the next succeeding Business Day.

         19.5  "Dividend Period" means the three-month
    period ending on the thirtieth (30th) day after the last day of a fiscal quarter of the corporation (except with respect to the Dividend
    Period ending on November l, 1982, which shall begin on the date of issuance of the Series A
    Preferred Stock and end on November 1, 1982).

         19.6  "Earned Surplus of the Corporation"
    shall mean the amount, calculated as of the last day of the corporation's fiscal quarter ending immediately preceding the date of determination, of total earned surplus of the corporation (on an unconsolidated basis), all determined in accord-ance with generally accepted accounting principles, minus all dividends, distributions, redemption or repurchase payments (other than the particular proposed dividend, distribution, redemption or repurchase payment which is being measured) previously paid or made or concurrently being paid or made on the Series A Preferred Stock since the last day of such fiscal quarter.

         19.7  "Full Cumulative Dividends" on any
    Series A Preferred Stock shall mean cumulative cash dividends on such Series A Preferred Stock computed, to the date with reference to which the expression is used, at the rate of $14 per share per annum (whether or not such amount or any part thereof shall have been declared as dividends and whether or not there exists or shall have existed available funds out of which dividends in such amount might be or might theretofore have been declared), less the aggregate of all dividends paid thereon to such date.

         19.8  "Junior Stock" shall mean any stock
    ranking junior, either as to dividends or upon liquidation, to the Series A Preferred Stock.

         19.9  "Junior Subordinated Indebtedness"
    shall mean the Zero Coupon Junior Subordinated
    Notes due June 30, 1990, in the aggregate principal amount at stated maturity of $119,209,000, issued pursuant to the Note and Stock Purchase Agreements, including any extensions, renewals, refinancings, or modifi-cations or amendments of any of the foregoing (a) as may be approved by the Board of Directors of the corporation and (b) which does not contravene or is permitted by the provisions of paragraph 5.8 of the Preferred Stock Purchase Agreement.

         19.10  "Mandatory Redemption Date" shall mean
    the second Dividend Payment Date after the end of each fiscal year of the corporation, the first
    Mandatory Redemption Date being in 1991 and the last Mandatory Redemption Date being in 1994.

         19.11  "Non-Affiliate" shall mean any person
    or entity that is not an Affiliate of the person or entity with respect to which such term is used.

         19.12  "Note and Stock Purchase Agreements"
    shall mean the several Note and Stock Purchase
    Agreements dated as of June 25, 1982 between the corporation, on the one hand, and the purchasers named therein, on the other hand, providing for the issuance in the aggregate of 42,771 shares of Class A Common Stock and 12,943 shares of Class C
    Common Stock.

         19.13  "Original Class C Common Stockholder"
    shall mean a person to whom shares of Class C Com-mon Stock are initially issued by the corporation and any Affiliate of such person which is a trans-feree of Class C Common Stock from such person.

         19.14  "Original Series A Preferred
    Stockholder" shall mean a person to whom shares of Series A Preferred Stock are initially issued by the corporation and any Affiliate of such person which is a transferee of Series A Preferred Stock from such person.

         19.15  "Parity Stock" shall mean any stock
    ranking on a parity, either as to dividends or upon liquidation, with the Series A Preferred
    Stock.

         19.16  "Preferred Stock Purchase Agreement"
    shall mean the Preferred Stock Purchase Agreement dated as of June 25, 1982 between the corporation and Metropolitan Life Insurance Company as the same may be amended, modified, supplemented or waived.

         19.17  "Prior Stock" shall mean any stock
    ranking senior, either as to dividends or upon liquidation, to the Series A Preferred Stock.

         19.18  "Redemption Price" shall mean $100 per
    share plus Full Cumulative Dividends on each share of Series A Preferred Stock to be redeemed on any given date to the date fixed for redemption of such shares.

         19.19  "Senior Subordinated Indebtedness"
    shall mean the 20% Senior Subordinated
    Participating Notes Due June 30, 1989 in the aggregate original principal amount of $20,000,000 issued pursuant to the Note and Stock Purchase
    Agreements, including any extensions, renewals, refinancings, or modifications or amendments of any of the foregoing (a) as may be approved by the Board of Directors of the corporation and (b) which does not countravene or is permitted by the provisions of paragraph 5.8 of the Preferred Stock
    Purchase Agreement.

         19.20  "Stockholders' Agreement" shall mean
    the "Stockholders' Agreement" dated as of June 25, 1982 among the corporation and the individuals and entities named therein providing for certain first refusal rights and other agreements relating to shares of Common Stock of the corporation.

         C.  Each share of common stock, par value
    $1.00 per share, outstanding immediately prior to the time this Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware shall be, and hereby is, upon such filing reclassified as and changed into
    (i) 0.90 fully-paid and non-assessable shares of Class A Common Stock and (ii) 0.10 fully-paid and non-assessable shares of Class B Common Stock.

    FIFTH: For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation, and regulation of the powers of the corporation and of its directors and stockholders, it is further provided that:

    1. The election of directors of the corporation need not be by written ballot unless the by-laws so require.

    2. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

         (a) To adopt, amend or repeal by-laws of the corporation in the manner provided in the by-laws of the corporation.

         (b)  Without the assent or vote of the
    stockholders, to authorize and issue obligations of the corporation, secured or unsecured, and to include therein such provisions as to redeem-ability, convertibility or otherwise, as the Board of Directors, in its sole discretion, may determine.

         (c)  To exercise all of the powers of the
    corporation except those which by law or this Certificate of Incorporation expressly require the consent of the stockholders.

    3. Any vote or votes authorizing liquidation of the corporation or proceedings for its dissolution may provide, subject to the rights of creditors and preferred stockholders, if any, for the distribution pro rata among the stockholders of the corporation of the assets of the corporation, wholly or in part, in cash or in kind, whether such assets be in cash or other property, and any such vote or votes may authorize the Board of Directors of the corporation to determine the valuation of the different assets of the corporation for the purpose of such liquidation and may divide or authorize the Board of Directors to divide such assets or any part thereof among the stockholders of the corporation, in such manner that every stockholder will receive a proportionate amount in value (determined as aforesaid) of cash and/or property of the corporation upon such liquidation or dissolution even though each stockholder may not receive a strictly proportionate part of each such asset.

    SIXTH: Except as otherwise expressly provided herein, the corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereinafter prescribed by statute, and all rights conferred upon stockholders, directors and other persons herein are granted subject to this reservation.

          IN WITNESS WHEREOF, this Restated Certificate of Incorporation having been duly adopted by the stock-holders of the corporation in accordance with Sections
228, 242 and 245 of the Delaware General Corporation
Law, we have signed this certificate this 25th day of June, 1982.


                  /s/ Joseph D. Moore
               ______________________________________
                              President

    ATTEST:       /s/ Daniel H. Kahrs
               ______________________________________
                              Secretary




                             State of Delaware








                       Office of Secretary of State

                       ____________________________


    I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "NEWREEVECO, INC." FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF JANUARY, A.D. 1984, AT 9 O'CLOCK A.M.


                           * * * * * * * * * *








                               /s/ Michael Ratchford
                             ___________________________________
                                  SECRETARY OF STATE


                                  AUTHENTICATION:     *3368889

                                           DATE:    03/04/1992

                     CERTIFICATE OF AMENDMENT

                               OF

              RESTATED CERTIFICATE OF INCORPORATION

                               OF

                        NEWREEVECO, INC.

                 ______________________________

                           Pursuant to
                         Section 242 of
                     the General Corporation
                        Law of the State
                           of Delaware

                 ______________________________

         Newreeveco, Inc. (the "Corporation"), a
corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

         FIRST: That the Board of Directors of the Corporation, at a meeting duly called and held, adopted a resolution proposing and declaring advisable the following amendment to the Restated Certificate of Incorporation of the Corporation:

         RESOLVED, that Article FOURTH of the Certi-ficate of Incorporation of the Corporation be amended to read in its entirety as follows:

         FOURTH: A. The total number of shares of capital stock which the corporation shall have authority to issue is 129,057 shares, classified as follows:

         (i)  99,057 shares of Common Stock, par value
              $1.00 per share (hereinafter called
              "Common Stock"); and

         (ii) 30,000 shares of Series A Cumulative
              Preferred Stock, without par value
              (hereinafter called the "Series A
              Preferred Stock").

         B.  The following is a statement of the
    designations, powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the Series A Preferred Stock and the Common Stock:


                           Section 1.

            Series A Preferred Stock Dividend Rights

         1.1  The holders of the shares of Series A
    Preferred Stock shall be entitled to receive, if, as and when declared by the Board of Directors of the corporation out of any funds at the time legally available for the declaration of dividends, cumulative cash dividends with respect to the Dividend Period (as defined in section 18 of this paragraph B) then ended at the rate of $14 per share per annum, and no more, payable quarterly on each Dividend Payment Date (as defined in such section 18) of each year, beginning on November 16, 1982. Dividends on the Series A Preferred Stock shall be cumulative from the date on which the shares of Series A Preferred
    Stock are issued.

         1.2  If, on any date on which dividends are
    payable on the Series A Preferred Stock as provided in subsection 1.1, the amount of the dividends to be paid by the corporation is in the aggregate less than the full dividends payable on such date, the dividends declared and to be paid by the corporation on such date shall be allocated pro rata among the shares of outstanding Series A
    Preferred Stock.

                           Section 2.

              Series A Preferred Stock Liquidation,
                          etc.  Rights


         2.1  In the event of any liquidation,
    dissolution or winding up of the corporation, whether voluntary or involuntary, before any distribution of the assets of the corporation shall be made to or set apart for the holders of any Junior Stock (as defined in section 18 of this paragraph B) the holders of the Series A Preferred
    Stock shall be entitled to the payment in cash of $100 per share, together with a sum equal to Full
    Cumulative Dividends (as defined in such section
    18) thereon to the date of final distribution to the holders of the Series A Preferred Stock.

         2.2  If, upon any such liquidation,
    dissolution or winding up, the assets of the corporation distributable among the holders of the Series A Preferred Stock shall be insufficient to pay to them in full the preferential amounts to which they are entitled as specified in subsection
    2.1 above, then such assets, or the proceeds thereof, shall be distributed among the holders of the Series A Preferred Stock ratably in proportion to the amounts which would be payable to them, respectively, if such preferential amounts were paid to them in full.

         2.3  Neither a merger nor a consolidation of
    the corporation (whether or not the corporation is the surviving corporation) nor a sale of all or substantially all of the assets of the corporation shall constitute a liquidation, dissolution or winding up of the corporation for purposes of this section 2.

                           Section 3.

                    Series A Preferred Stock
                      Mandatory Redemption

    Subject to the provisions of section 6 of this paragraph B, commencing on the Mandatory Redemption
Date (as defined in section 18 of this paragraph B) occurring in 1991, and thereafter on each succeeding
Mandatory Redemption Date up to and including the Mandatory Redemption Date occurring in 1994, the corporation shall redeem out of any funds of the corporation at the time legally available for redemptions (a) 7,500 (or such lesser number as shall then be outstanding) shares of Series A Preferred Stock at a cash redemption price equal to the Redemption
Price (as defined in such section 18), and (b) Series A
Preferred Stock required to be redeemed under this
section 3 in prior years, if any, but not yet redeemed by reason of a deficiency of funds legally or under this Article FOURTH available for redemption, at a cash redemption price equal to the Redemption Price. If on any date on which the corporation is required to redeem shares of Series A Preferred Stock hereunder, all of such shares may not be redeemed by reason of a deficiency of funds legally or under this Article
FOURTH available for redemptions, the corporation shall nevertheless redeem in accordance with the provisions of subsection 6.2 such number of shares as it may redeem on such date.


                           Section 4.

                    Series A Preferred Stock
                      Optional Redemption

    Subject to the provisions of section 6 of this paragraph B, commencing on the Mandatory Redemption
Date occurring in 1992, and thereafter on the Mandatory
Redemption Dates occurring in 1993 and 1994, the Series
A Preferred Stock shall be subject to redemption, as a whole or in part, at the option of the corporation, at a cash redemption price equal to the Redemption Price out of any funds of the corporation at the time legally available for redemptions.


                           Section 5.

               Series A Preferred Stock Repurchase


    Subject to the provisions of section 6 of this paragraph B, the corporation may at any time and at its option offer in writing to repurchase all or any of the Series A Preferred Stock for such price and on such other terms as the corporation may determine (except that if any such offer is made at any time that the Series A Preferred Stock is redeemable the price offered by the corporation shall not be greater than the Redemption Price), provided that if such an offer is made to any holder of Series A Preferred Stock other than an Original Series A Preferred Stockholder (as defined in section 18 of this paragraph B), the corporation shall make an identical offer in writing to each Original Series A Preferred Stockholder, pro rata based on the total number of shares of Series A
Preferred Stock held of record by (x) all offerees
(other than the Original Series A Preferred
Stockholders) and (y) the Original Series A Preferred
Stockholders.

                           Section 6.

                General Provisions Applicable to
                    Series A Preferred Stock
                  Redemptions and Repurchases

    6.1  In the case of each redemption of Series A
Preferred Stock  pursuant to sections 3 and 4 of this
paragraph B, the corporation shall give written notice
thereof to all holders of Series A Preferred Stock not
less than thirty (30) nor more than ninety (90) days
prior to the date fixed for such redemption, specifying
(a) the date fixed for such redemption, (b) the cash
redemption price payable for each share of Series A
Preferred Stock to be redeemed on such date, (c) the
number and, if less than all shares of Series A
Preferred Stock are to be redeemed, the certificate
numbers, of the shares of Series A Preferred Stock to
be redeemed, and (d) the section of this paragraph B
pursuant to which such redemption is to be made.
In the case of each offer to repurchase Series A
Preferred Stock made pursuant to section 5 of this
paragraph B, if the corporation shall have made such an
offer to any holder of Series A Preferred Stock other
than an Original Series A Preferred Stockholder, the
corporation shall give written notice thereof to the
Original Series A Preferred Stockholders not more than
fifteen (15) days after such offer to repurchase has
been made to such other holder, and not less than
thirty (30) days prior to the date fixed for such
repurchase.    Such notice shall (a) specify the price
and other terms of the offer to repurchase and (b) extend an identical offer to repurchase Series A
Preferred Stock of the Original Series A Preferred
Stockholders on a pro rata basis in accordance with
section 5 of this paragraph B.

    6.2  If less than all the shares of Series A
Preferred Stock are to be redeemed, the shares of Series A Preferred Stock to be redeemed shall be allocated by the corporation in proportion (as nearly as practicable) to the number of shares of Series A
Preferred Stock held of record by the holders of such Series A Preferred Stock at the time outstanding.

    6.3 The corporation shall pay or set apart for payment the amounts payable upon the redemption or repurchase of Series A Preferred Stock to the holders thereof (a) in the case of optional redemptions pursuant to section 4 of this paragraph B, on the date fixed for redemption specified in the notice referred to in subsection 6.1 (which date shall be a Mandatory
Redemption Date), (b) in the case of mandatory redemptions pursuant to section 3 of this paragraph B, on the Mandatory Redemption Date (as defined in section
18 of this paragraph B), and (c) in the case of repurchase pursuant to section 5 of this paragraph B, on the date specified therefor in the offer to repur-chase. Upon such payment or if on or prior to the date fixed for redemption or repurchase such amounts have been set apart for payment, all rights of such holders as stockholders of the corporation by reason of the ownership of such redeemed or repurchased Series A
Preferred Stock shall cease, whether or not the certificates for such Series A Preferred Stock shall have been surrendered for cancellation; and, after such payment or setting apart for payment, such Series A
Preferred Stock shall not be deemed outstanding. In addition, shares of Series A Preferred Stock which have been called for redemption shall not be deemed to be outstanding shares for the purpose of voting or determining the total number of shares of Series A
Preferred Stock entitled to vote on any matter on and after the date on which written notice of redemption has been sent to holders thereof and a sum sufficient to redeem such shares has been irrevocably deposited or set aside to pay the cash redemption price to the holders of the shares of Series A Preferred Stock to be so redeemed. If requested by the corporation, such holders shall surrender and, at the expense of the corporation, deliver certificates for such Series A
Preferred Stock being redeemed or purchased to the corporation. All Series A Preferred Stock redeemed or repurchased by the corporation shall be retired and cancelled and shall not be available for reissuance by the corporation.

    6.4 For purposes hereof, the phrases "set apart for payment" and "setting apart for payment" shall mean the actual deposit of funds for the purpose of making any redemption or repurchase with a bank or trust company located in the City of New York having a combined capital and surplus of not less than $50,000,000.


                           Section 7.
             Series A Preferred Stock Voting Powers

    7.1 Except as otherwise expressly provided herein or by law, the holders of Series A Preferred Stock shall have no right as such holders to vote at or participate in any meeting of stockholders of the corporation or to receive any notice of any such meeting.

    7.2  The holders of record of Series A Preferred
Stock shall have the special right, voting separately as a single class, to elect two directors to the Board of Directors of the corporation at the special meeting of holders of record of Series A Preferred Stock referred to in subsection 7.3 (and at each succeeding annual meeting of stockholders thereafter until such right shall terminate as hereinafter provided) upon the occurrence and during the continuance of any of the following conditions:

         (a)  if at any time the corporation shall be
    in arrears in the payment of all or any part of the cash redemption price payable upon any mandatory redemption of the Series A Preferred
    Stock pursuant to section 3 of this paragraph B;
    or

         (b)   if at any time the corporation shall be
    in arrears with respect to full cash dividend payments for four quarterly dividend periods, whether or not consecutive, pursuant to section 1 of this paragraph B; or

         (c)  if at any time there exists a default
    (which shall mean for purposes hereof any event which shall constitute an event of default and as to which any requirement of notice or the lapse of time or both has been satisfied) under any of the agreements relating to the Bank Debt or the Senior
    Indebtedness.

    7.3  If any condition referred to in subsection
7.2 shall occur, the corporation shall give notice thereof to the holders of record of the Series A
Preferred Stock within twenty (20) days after the occurrence of such condition and any officer or the directors of the corporation shall call a special meeting of the holders of record of Series A Preferred
Stock to take place within thirty (30) days following the occurrence of such condition, provided that failure to give such notice or call such meeting shall not affect the rights of the holders of the Series A Pre-ferred Stock conferred by subsection 7.2. If such meeting shall not have been called as provided above, such meeting may be called, at the expense of the corporation, by the holders of record of not less than 5% of the Series A Preferred Stock at the time outstanding on written notice specifying the time and place of the meeting given by mail not less than seven
(7) nor more than sixty (60) days before the date of such meeting specified in such notice.

    7.4 Subject to the provisions of subsection 7.6, each director elected by the holders of record of the Series A Preferred Stock, voting separately as a single class as provided in subsection 7.2, shall hold office until the annual meeting of stockholders next succeeding his election and until his successor, if any, is elected by such holders and qualifies.

    7.5 In case any vacancy shall occur among the directors elected by the holders of Series A Preferred
Stock, voting separately as a single class as provided in subsection 7.2, such vacancy may be filled for the unexpired portion of the term by vote of the single remaining director theretofore elected by such stockholders, or his successor in office or by the vote of such stockholders given at a special meeting of such stockholders called for the purpose.

    7.6 The persons elected as directors as provided in subsections 7.2 and 7.5, together with the directors elected by the holders of Common Stock, shall constitute the Board of Directors of the corporation.
If all arrearages and defaults constituting the conditions referred to in subsection 7.2 shall cease to exist or are cured, the right of the holders of record of Series A Preferred Stock, voting separately as a class, to elect two directors as provided in subsection
7.2 shall expire, subject to revival from time to time upon the recurrence of any such condition, and the terms of the directors so elected shall terminate.

    7.7 Upon any proposal (i) to affect a merger or consolidation of the corporation with or into any other corporation, except in a case where the corporation is the surviving corporation, or (ii) to effect a sale of all or substantially all the corporation's assets, the holders of record of the Series A Preferred Stock at the time outstanding shall, in addition to any other voting rights granted to such holders by law, be entitled to vote on such proposal with the holders of Common Stock, as a single class, with one vote per share of Series A Preferred Stock. At any meeting at which a proposal of the type referred to in this subsection 7.7 is to be considered, the presence in person or by proxy of the holders of record of a majority of shares of Series A Preferred Stock and of Common Stock, taken as a single class, shall be necessary to constitute a quorum for such purpose.

    7.8 Without the consent of the holders of record of at least a majority of the Series A Preferred Stock at the time outstanding (including, in any event, the Original Series A Preferred Stockholders who at the time hold shares of Series A Preferred Stock), given in person or by proxy, either in writing without a meeting or at a special or annual meeting of stockholders called for the purpose, at which the holders of record of Series A Preferred Stock shall vote separately as a class, the corporation shall not issue any additional
Series A Preferred Stock or any shares of Parity Stock
(as defined in section 18 of this paragraph B).

    7.9 Without the consent of the holders of record of all of the Series A Preferred Stock at the time outstanding, given in person or by proxy, either in writing without a meeting or at a special or annual meeting of stockholders called for the purpose, at which the holders of record of Series A Preferred Stock shall vote separately as a class, the corporation shall not issue any shares of Prior Stock (as defined in section 18 of this paragraph B).

    7.10 Subject to the provisions of subsection 7.11 of this paragraph B, without the consent of the holders of record of at least two-thirds of the Series A
Preferred Stock at the time outstanding (including, in any event, the Original Series A Preferred Stockholders who at the time hold shares of Series A Preferred
Stock), given in person or by proxy, either in writing without a meeting or at a special or annual meeting of stockholders called for the purpose, at which the holders of Series A Preferred Stock shall vote separately as a class, the corporation shall not:

         (a) effect any division of the Series A Pre-ferred Stock or any combination thereof with any other class or series of stock; or

         (b)  effect any amendment to the Certificate
    of Incorporation of the corporation which would materially alter the relative rights and preferences of the Series A Preferred Stock so as to adversely affect the holders thereof.

    7.11  Notwithstanding the provisions of subsection
7.10 hereof, no amendment to this Certificate of Incorporation which (w) changes any amount payable on the Series A Preferred Stock as dividends, or upon mandatory or optional redemption or liquidation, or (x) changes the date when any such amount is payable, or
(y) changes any consent requirement of subsection 7.8, 7.9, 7.10 or 7.11 of this paragraph B shall be effective without, in each case, the consent of the holders of record of all the Series A Preferred Stock at the time outstanding, given in person or by proxy, either in writing without a meeting or at a special or annual meeting of stockholders called for the purpose, at which the holders of Series A Preferred Stock shall vote separately as a class.

    7.12  At each annual or special meeting of
stockholders at which the holders of Series A Preferred
Stock shall have the special right, voting separately as a single class, to elect directors as provided in subsection 7.2 or to take any other action on which such stockholders are entitled to vote as a class, (i) except as provided in subsection 7.7, the presence in person or by proxy of the holders of record of one-third of the total number of shares of Series A
Preferred Stock then issued and outstanding shall be necessary to constitute a quorum of such class for such election as a class, (ii) the affirmative vote of the majority of shares of Series A Preferred Stock present in person or represented by proxy at such meeting shall be necessary to elect directors, (iii) the affirmative vote of a majority of all shares entitled to vote shall be necessary to approve any proposal referred to in subsection 7.7 and (iv) the affirmative vote of the number of shares of Series A Preferred Stock set forth in subsections 7.8, 7.9, 7.10 and 7.11 of this paragraph B shall be necessary to take the actions described in such subsections, respectively.

                           Section 8.

                    Series A Preferred Stock
              Restrictions on Other Payments, etc.

    8.1 Unless the corporation shall have declared and paid, or shall have set apart a sum in cash sufficient for the payment of, all cash dividend payments pursuant to section 1 of this paragraph B with respect to all Dividend Payment Dates occurring on or prior to the date on which the corporation proposes to take any action specified in clause (a), (b) or (c) of this subsection 8.1, the corporation shall not:

         (a)  declare or pay or set apart for payment
    any dividend or make any other distribution on any Junior Stock, or redeem, purchase or otherwise acquire any Junior Stock except for purchases of Common stock pursuant to paragraphs C and D of the Stockholders' Agreement (as defined in such section 18), provided the corporation shall on the date of such purchase resell any such Common Stock so purchased at a net price at least equal to the purchase price paid by the corporation for such shares; or

         (b)  declare or pay or set apart for payment
    any dividend or make any other distribution on any Parity Stock, except dividends paid proportionately (based on the relative amounts of dividends payable or in arrears) on the Series A
    Preferred Stock and on all Parity Stock on which dividends are payable or in arrears; or

         (c)  redeem, purchase or otherwise acquire
    any Parity Stock except pursuant to mandatory redemptions made in accordance with the terms of such Parity Stock.

    8.2 Unless the full cash redemption price for all mandatory redemption payments on the Series A Preferred
Stock required to be made shall have been made on or prior to the date on which the corporation proposes to take any action specified in clause (a) or (b) of this subsection 8.2, the corporation shall not:

         (a)  declare or pay or set apart for payment
    any dividend or make any other distribution on any Junior Stock, or redeem, purchase or otherwise acquire any Junior Stock except for purchases of Common Stock pursuant to paragraphs C and D of the Stockholders' Agreement, provided the corporation shall on the date of such purchase resell any such Common Stock so purchased at a net price at least equal to the purchase price paid by the corporation for such shares; or

         (b)  redeem, purchase or otherwise acquire
    any Parity Stock except pursuant to mandatory redemptions made proportionately (based on the relative amounts of mandatory redemption payments payable or in arrears) on the Series A Preferred
    Stock and on all Parity Stock on which mandatory redemption payments are payable or in arrears.

                           Section 9.

             Series A Preferred Stock Redemption in
             connection with Issuance of Additional
          Preferred Stock, Parity Stock or Prior Stock

    Subject to the provisions of section 6 of this paragraph B, if at any time the corporation sends a written notice to the holders of Series A Preferred
Stock, which notice requests that such holders grant the requisite consent pursuant to subsections 7.8 or 7.9, as the case may be, to the issuance by the corporation of additional Series A Preferred Stock,
Parity Stock or Prior Stock and such consent is not obtained within thirty (30) days following the date on which the notice was sent by the corporation, the corporation shall have the right, at its option, to redeem, on the second Dividend Payment Date after the end of the fiscal year of the corporation in which such notice was sent by the corporation, at a cash price equal to the Redemption Price out of any funds of the corporation at the time legally available for redemption, all of the Series A Preferred Stock the holders of which did not consent to such request.


                           Section 10.

                   No Series A Preferred Stock
                        Preemptive Rights

    No holder of Series A Preferred Stock shall, as such holder, have any preemptive right in or preemptive right to purchase or subscribe to any shares or other securities of the corporation.


                           Section 11.

                Series A Preferred Stock Payments
                      and Notices; Consents

    All notices and all payments with respect to the Series A Preferred Stock shall be mailed to the holders of Series A Preferred Stock at their respective addresses, as the same shall appear on the books of the corporation, or at such other address as may have been furnished to the corporation in writing by any such holders; provided however that the corporation and any holder of Series A Preferred Stock may agree in writing that notices or payments or both shall be made in a manner different from that set forth in this section
11.  Any consent by a holder of Series A Preferred
Stock may be given in writing or by vote at any regular or special meeting of stockholders.


                           Section 12.

             Common Stock Junior to Preferred Stock

    The rights of the holders of the Common Stock as to dividends and assets shall be junior to the rights and preferences of the holders of the Series A
Preferred Stock.


                           Section 13.

                    Common Stock Powers, Etc.

    All Common Stock shall have the same powers, pre-ferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof.


                           Section 14.

                     Common Stock Dividends

    Subject to the provisions of section 8 of this paragraph B, the holders of the Common Stock shall be entitled to share equally, on a share-by-share basis, in dividends out of any funds of the corporation at the time legally available for the purpose, if, as and when declared by the Board of Directors and paid to the holders of Common Stock.


                           Section 15.

              Common Stock Liquidation, etc. Rights

    Subject to the provisions of section 2 of this paragraph B, upon liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, all of the assets of the corporation available for distribution to stockholders shall be distributed to the holders of Common Stock, and the holders of the Common Stock shall be entitled to share equally, on a share by share basis, in the assets of the corporation available for distribution to the holders of Common Stock.


                           Section 16.

                   Common Stock Voting Powers

    16.1 Subject to the provisions of section 7 of this paragraph B and except as otherwise provided by law, the entire voting rights and power of the corpora-tion's capital stock shall be vested in the holders of the Common Stock.

    16.2 Each holder of record of Common Stock shall be entitled to one vote for each share of Common Stock held by such holder of record.

    16.3 Subject to the provisions of section 7 of this paragraph B and except as otherwise provided by law, (a) at each meeting of the stockholders of the corporation, the presence in person or by proxy of the holders of shares of Common Stock having a majority of the total number of votes to which the shares of Common
Stock are at the time entitled shall be necessary to constitute a quorum for the transaction of any business, and (b), except as provided in subsection
17.2 of this paragraph B, the affirmative vote of the number of shares of Common Stock having a majority of the total number of votes to which the shares of Common
Stock are at the time entitled which are present in person or by proxy at a meeting shall be necessary for any acts of the stockholders.


                           Section 17.

                 Common Stock Preemptive Rights

    17.1 If at any time any authorized but unissued shares of any class of Common Stock of the corporation are issued or any previously issued shares of any class of Common Stock are acquired by the corporation and resold or any securities of the corporation shall be issued which are convertible into, exchangeable for or otherwise entitle the holders of such securities to receive shares of any class of Common Stock, the holders of Common Stock at the time outstanding shall have the preemptive right to subscribe therefor, pro rata on the basis of the number of shares of Common
Stock held by them of record, at such price and on such other terms as may be established by the Board of Directors in its sole discretion in each instance, unless

         (a)  at the time of such issuance or resale,
    any class of equity securities of the corporation is registered under the Securities Exchange Act of 1934 as at the time in effect (or any similar federal statute at the time in effect); or

         (b) such issuance or resale is in connection with a public offering of such Common Stock pursuant to an effective registration statement filed under the Securities Act of 1933 as at the time in effect (or any similar federal statute at the time in effect); or

         (c)   such shares were acquired by the
    corporation in accordance with the Stockholders'
    Agreement (as defined in section 18 of this paragraph B) and such shares are being resold by the corporation in accordance with the Stockholders' Agreement; or

         (d) such shares are being issued pursuant to the Note and Stock Purchase Agreements (as defined in such section 18).

    17.2   Without the consent of the holders of
record of at least two-thirds of the shares of the Common Stock, the corporation shall not effect any amendment of this section 17.


                           Section 18.

                           Definitions

    18.1 An "Affiliate" of any person or entity shall mean any person or entity (other than the corporation) that directly or indirectly controls, or is controlled by, or is under common control with, such other person or entity.

    18.2 "Bank Debt" shall mean the Term Loan Agree-ment dated as of January 16, 1984 among the corporation and the banks listed therein and Bankers Trust Company, as agent, and each of the Reeves Bank Debt Agreements and Newreeveco Debt Agreements (as such terms are defined in such Term Loan Agreement) including any extensions, renewals, refinancings, modifications or amendments of any of the foregoing and any other agreement pursuant to which Indebtedness (as such term is defined in the Term Loan Agreement) is incurred (a) as may be approved by the Board of Directors of the corporation and (b) which does not contravene or is permitted by the provisions of paragraph 5.8 of the Preferred Stock Purchase Agreement.

    18.3 "Dividend Payment Date" shall mean as to any Dividend Period the forty-fifth (45th) day next following the last day of the fiscal quarter of the corporation which ended within such Dividend Period
(with the first Dividend Payment Date being November
16, 1982), unless such forty-fifth (45th) day is not a Business Day (as such term is defined in the Term Loan
Agreement referred to in subsection 18.2), in which case on the next succeeding Business Day.

    18.4  "Dividend Period" means the three-month
period ending on the thirtieth (30th) day after the last day of a fiscal quarter of the corporation (except with respect to the Dividend Period ending on November
1, 1982, which shall begin on the date of issuance of the Series A Preferred Stock and end on November 1,
1982).

    18.5  "Full Cumulative Dividends" on any Series A
Preferred Stock shall mean cumulative cash dividends on such Series A Preferred Stock computed, to the date with reference to which the expression is used, at the rate of $14 per share per annum (whether or not such amount or any part thereof shall have been declared as dividends and whether or not there exists or shall have existed available funds out of which dividends in such amount might be or might theretofore have been declared), less the aggregate of all dividends paid thereon to such date.

    18.6 "Junior Stock" shall mean any stock ranking junior, either as to dividends or upon liquidation, to the Series A Preferred Stock.

    18.7 "Mandatory Redemption Date" shall mean the second Dividend Payment Date after the end of each fiscal year of the corporation, the first Mandatory
Redemption Date being in 1991 and the last Mandatory
Redemption Date being in 1994.

    18.8 "Note and Stock Purchase Agreements" shall mean the several Note and Stock Purchase Agreements dated as of June 25, 1982, between the corporation, on the one hand, and the purchasers named therein, on the other hand, providing for the issuance in the aggregate of 55,714 shares of Common Stock, as the same may be amended, modified, supplemented or waived.

    18.9 "Original Series A Preferred Stockholder" shall mean a person to whom shares of Series A
Preferred Stock are initially issued by the corporation and any Affiliate of such person which is a transferee of Series A Preferred Stock from such person.

    18.10 "Parity Stock" shall mean any stock ranking on a parity, either as to dividends or upon liquidation, with the Series A Preferred Stock.

    18.11 "Preferred Stock Purchase Agreement" shall mean the Preferred Stock Purchase Agreement dated as of June 25, 1982, between the corporation and Metropolitan
Life Insurance Company, as the same may be amended, modified, supplemented or waived.

    18.12 "Prior Stock" shall mean any stock ranking senior, either as to dividends or upon liquidation, to the Series A Preferred Stock.

    18.13  "Redemption Price" shall mean $100 per
share plus Full Cumulative Dividends on each share of Series A Preferred Stock to be redeemed on any given date to the date fixed for redemption of such shares.

    18.14  "Senior Indebtedness" shall mean the 12.95%
Senior Secured Notes Due February 16, 1994 in the aggregate original principal amount of $35,000,000 issued pursuant to a Note Agreement, dated as of January 16, 1984, between Metropolitan Life Insurance
Company and the corporation including any extensions, renewals, refinancings, or modifications or amendments of any of the foregoing (a) as may be approved by the Board of Directors of the corporation and (b) which does not contravene or is permitted by the provisions of paragraph 5.8 of the Preferred Stock Purchase
Agreement.

    18.15 "Stockholders' Agreement" shall mean the Stockholders' Agreement dated as of June 25, 1982, as amended and restated as of January 16, 1984, among the corporation and the individuals and entities named therein, providing for certain first refusal rights and other agreements relating to shares of Common Stock of the corporation, as the same may be amended, modified, supplemented or waived.

         SECOND: That in lieu of a meeting and vote of stockholders, the stockholders of the Corporation have given their unanimous written consent to such amendment in accordance with the provisions of Section
228(a) of the General Corporation Law of the State of Delaware.

         THIRD: That such amendment was duly adopted in accordance with the applicable provisions of Section
242 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, we have signed this
Certificate this 13th day of January, 1984.

                        NEWREEVECO, INC.

                        By  /s/ Daniel H. Kahrs
                           ___________________________
                             Vice President




Attest:

By  /s/ George E. Mosely
   __________________________________
     Secretary






                        State of Delaware






                  Office of Secretary of State

                 ______________________________


    I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE
STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A
TRUE AND CORRECT COPY OF CERTIFICATE OF CHANGE OF
ADDRESS OF REGISTERED AGENT AS IT APPLIES TO
"NEWREEVECO, INC." AS RECEIVED AND FILED IN THIS OFFICE
ON THE FOURTEENTH DAY OF FEBRUARY, A.D. 1986, AT 4:30
O'CLOCK P.M.
                    * * * * * * * * * * * *




                   /s/ Michael Ratchford
                   _______________________________
                        SECRETARY OF STATE


                             AUTHENTICATION: *3368890

                                     DATE: 03/04/1992


               CERTIFICATE OF CHANGE OF ADDRESS OF

            REGISTERED OFFICE AND OF REGISTERED AGENT

     PURSUANT TO SECTION 134 OF TITLE 8 OF THE DELAWARE CODE



TO: DEPARTMENT OF STATE
    Division of Corporations
    Townsend Building
    Federal Street
    Dover, Delaware 19903

         Pursuant to the provisions of Section 134 of Title 8 of the Delaware Code, the undersigned Agent for service of process, in order to change the address of the registered office of the corporations for which it is registered agent, hereby certifies that:

         1.  The name of the agent is United States
Corporation Company.

         2. The address of the old registered office was 306 South State Street, Dover, Delaware 19901.

         3.  The address to which the registered
office is to be changed is 229 South State Street, Dover, Delaware 19901. The new address will be effective on February 18th, 1986.

         4. The names of the corporations represented by said agent are set forth on the list annexed to this certificate and made a part hereof by reference.

         IN WITNESS WHEREOF, said agent has caused this certificate to be signed on its behalf by its Vice
President and Secretary this 13th day of February, 1986.


                   UNITED STATES CORPORATION COMPANY


                        /s/ Dennis E. Howarth
                        _____________________________________
                        Dennis E. Howarth
                        Vice President



ATTEST:


/s/ Grant Dawson
________________________________
    Grant Dawson
    Secretary

D20X1805    03/20/86                                                  PAGE:  182
                            STATE OF DELAWARE - DIVISION OF CORPORATIONS
                                   CHANGE OF ADDRESS FILING  FOR
                            UNITED STATES CORP. AS OF FEBRUARY 14, 1986
                                            **DOMESTIC**

0934914 FISCHER IMAGING MIDWEST, INC.                           04/01/1982  D DE
0934915 LEAWOOD CORPORATION                                     04/01/1982  D DE
0934916 RUBLOFF PROPERTIES, INC.                                04/01/1982  D DE
0934920 CHRYTEX INDUSTRIALS CORP.                               04/01/1982  D DE
0934939 NEWREEVECO, INC.                                        04/01/1982  D DE
0934973 HERZOG INC.                                             04/02/1982  D DE
0934974 REFRIGERATED WAREHOUSE INVESTMENTS HOLDING CORPORATION  04/02/1982  D DE
0934975 GIESECKE & DEVRIENT SECURITY SYSTEMS, INC.              04/02/1982  D DE
0934976 OCEAN CAPITAL CORPORATION                               04/02/1982  D DE
0934977 UNIFRIDGE HOLDING CORPORATION                           04/02/1982  D DE
0934978 DAUTEL AMERICA CORP.                                    04/02/1982  D DE
0935023 DIAMOND INTERNATIONAL CORPORATION                       04/02/1982  D DE
0935036 NABISCO BRANDS (U.K.) LIMITED                           04/05/1982  D DE
0935058 AMERICAN AUTO SOUND, INC.                               04/05/1982  D DE
0935059 NATIONAL TELECOM, INC.                                  04/05/1982  D DE
0935060 OXFORD (HOLDING) INC.                                   04/05/1982  D DE
0935064 THEODORE M. SCHWARTZ AND ASSOCIATES, INC.               04/05/1982  D DE
0935086 SUNTREE PRODUCTIONS, LTD.                               04/05/1982  D DE
0935099 AMERICAN SCIENTIFIC CORPORATION                         04/05/1982  D DE
0935116 MINERTECH, INC.                                         04/06/1982  D DE
0935229 SWISS CHALET HOLDINGS INC.                              04/07/1982  D DE
0935242 TLC YACHTING, INC.                                      04/07/1982  D DE
0935286 PHOENIX CORPORATION OF AMERICA                          04/08/1982  D DE
0935288 MAJOLAJO INC.                                           04/08/1982  D DE
0935328 WOODRUN MANAGEMENT CORPORATION                          04/08/1982  D DE
0935329 ASTRA MARITIME AGENCIES, LTD.                           04/08/1982  D DE
0935331 NORTON MANAGEMENT, INC.                                 04/08/1982  D DE
0935332 METRO-CAMMELL U.S.A., INC.                              04/08/1982  D DE
0935333 DOLIN REALTY CORP.                                      04/08/1982  D DE
0935354 COUNCIL TRAVEL SERVICES, INC.                           04/12/1982  D DE
0935377 TIMEX COMPUTER CORPORATION                              04/12/1982  D DE
0935404 GRAPHIC PACKAGING CORPORATION                           04/12/1982  D DE
0935414 NEW COURT AMERICAN PROPERTY FUND, INC.                  04/12/1982  D DE
0935420 MCI CELLULAR TELEPHONE COMPANY                          04/12/1982  D DE
0935429 DEVIL'S DEN CHARTERERS, INC.                            04/12/1982  D DE
0935462 OPEN ROAD PRODUCTIONS, INC.                             04/13/1982  D DE
0935463 SAATCHI & SAATCHI COMPTON WORLDWIDE, INC.               04/13/1982  D DE
0935464 SAATCHI & SAATCHI HOLDINGS (USA), INC.                  04/13/1982  D DE
0935519 AMFO, INC.                                              04/13/1982  D DE
0935521 TRANSMARKET CAPITAL CORP.                               04/13/1982  D DE
0935531 GRAPHIC ARTS SHOW COMPANY, INC.                         04/13/1982  D DE
0935586 SCHERING BIOTECH CORPORATION                            04/14/1982  D DE
0935588 EXECUTAIR SALES & LEASING, INC.                         04/14/1982  D DE
0935589 ESTHECONSULT INC.                                       04/14/1982  D DE
0935590 WORLD RESOURCES INSTITUTE                               04/14/1982  D DE
0935604 CONSOLIDATED CREDIT CORPORATION                         04/14/1982  D DE
0935638 INTERNATIONAL THOMSON COMMUNICATIONS INC.               04/15/1982  D DE


                             State of Delaware






                       Office of Secretary of State
                       ____________________________


    I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER OF DELAWARE CORPORATIONS OF "NEWREEVECO, INC." FILED IN THIS OFFICE ON THE SIXTH DAY OF MAY, A.D. 1986, AT 12 O'CLOCK P.M.
                           * * * * * * * * * *







                                /s/ Michael Ratchford
                             __________________________________
                                       SECRETARY OF STATE

                                   AUTHENTICATION:    *3368891

                                           DATE: 03/04/1992

                           CERTIFICATE OF MERGER

                                    OF

                         SCHICK ACQUISITION CORP.

                                   INTO

                             NEWREEVECO, INC.

                -------------------------------------------

                 Pursuant to Section 251(c) of the General
                 Corporation Law of the State of Delaware

                -------------------------------------------

    NEWREEVECO, INC., a Delaware corporation, hereby certifies as follows:

    FIRST: The name and state of incorporation of each of the constituent corporations is as follows:

     Name                          State  of  Incorporation
     Newreeveco, Inc.              Delaware
     Schick Acquisition Corp.      Delaware

    SECOND: An Agreement of Merger dated March 6, 1986, among Schick Acquisition Corp., Schick Incorporated and Newreeveco, Inc. (the "Merger Agreement") has been approved and adopted by written consent (with delivery of written notice of the taking of such action without a meeting by less than unanimous written consent to those stockholders who did not thereby consent in writing) in accordance with Section 228 of the General Corporation Law of the State of Delaware, and executed, acknowledged and certified by each of the constituent corporations in accordance with Section 251(c) of the General Corporation Law of the State of Delaware.

    THIRD: The name of the surviving corporation is Newreeveco, Inc. (the "Surviving Corporation").

    FOURTH:  Article Fourth of the Restated Certificate of
Incorporation of Newreeveco, Inc. shall be amended at the effective time of the merger to read as follows:

         FOURTH: Number of Shares. The total number of shares of capital stock which the corporation shall have authority to issue is 270,000 shares, classified as follows:

              (1) 20,000 shares of Common Stock, par value $.Ol per share (hereinafter called the "Common Stock").

              (2) 250,000 shares of Preferred Stock, par value $1.00 per share (hereinafter called the "Preferred
         Stock").   The Preferred Stock may be divided into such
         number of series as the Board of Directors of this corporation may determine. The Board of Directors of this corporation is authorized to determine and alter the rights, preferences, privileges and restrictions granted to and imposed upon any wholly unissued series of Preferred Stock, and to fix the number of shares of any such series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

    FIFTH: An executed copy of the Merger Agreement is on file at the principal place of business of the Surviving Corporation, P.O. Box 1898, Spartanburg, South Carolina 29304, and a copy of the Merger Agreement will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of either constituent corporation.

    IN WITNESS WHEREOF, Newreeveco, Inc. has caused this
Certificate of Merger to be executed in its corporate name by its Vice President and attested by its Secretary this 6th day of May, 1986.

                        NEWREEVECO, INC.

                        By  /s/ Daniel H. Kahrs
                          _____________________________
                             Vice President
Attest:

/s/ George E. Moseley
___________________________________
Secretary



                             State of Delaware







                        Office of Secretary of State
                          _______________________


    I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "NEWREEVECO, INC." FILED IN THIS OFFICE ON THE TWENTY-THIRD DAY OF OCTOBER, A.D. 1986, AT 9 O'CLOCK A.M.
                            * * * * * * * * * *




                               /s/ Michael Ratchford
                             _________________________________
                             SECRETARY OF STATE

                             AUTHENTICATION:  *3368892
                                     DATE:  03/04/1992

                          CERTIFICATE OF AMENDMENT

                                   OF THE

                   RESTATED CERTIFICATE OF INCORPORATION

                                     OF

                              NEWREEVECO, INC.


                  Pursuant to Sections 242 and 228 of the
                       General Corporation Law of the
                             State of Delaware


                            * * * * * * * * * *


    NEWREEVECO, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation") DOES HEREBY CERTIFY:

    FIRST:  That the Restated Certificate of Incorporation of the
Corporation is amended by adding a new Article SEVENTH to read in its entirety as follows:

         SEVENTH: A director of this corporation shall under no circumstances have any personal liability to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for those specific breaches and acts or omissions with respect to which the Delaware General Corporation Law expressly provides that this provision shall not eliminate or limit such personal liability of directors.


    SECOND: That the foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and by the written consent of holders of the majority of each class of outstanding stock of the Corporation entitled to vote thereon in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

    THIRD: That written notice has been given to those stockholders who have not consented in writing to the foregoing amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

    IN WITNESS WHEREOF, said NEWREEVECO, INC. has caused this certificate to be signed by J. E. Reeves, Jr., its President and attested by George E. Moseley, its Secretary, this 17th day of September, 1986.


ATTEST:                           NEWREEVECO, INC.

/s/ George E. Moseley        By:  /s/ J. E. Reeves, Jr.
________________________          ________________________________
George E. Moseley                 J. E. Reeves, Jr.
Secretary                              President















737.AO81








                             State of Delaware








                        Office of Secretary of State

                        ___________________________


    I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF
DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER OF DELAWARE CORPORATIONS OF
"NEWREEVECO, INC." FILED IN THIS OFFICE ON THE THIRTIETH DAY OF
MARCH, A.D. 1988, AT 11:45 O'CLOCK A.M.
                            * * * * * * * * * *









                              /s/ Michael Ratchford
                             ___________________________________
                                  SECRETARY OF STATE
                                  AUTHENTICATION:     *3368893
                                           DATE: 03/04/1992



                           CERTIFICATE OF MERGER

                                     OF

               A.R.A. MANUFACTURING COMPANY OF DELAWARE, INC.

                                    INTO

                              NEWREEVECO, INC.

                         _________________________

         Pursuant to Section 251(c) of the General Corporation Law
                          of the State of Delaware

                         _________________________


    Newreeveco, Inc., a corporation formed under the laws of the State of Delaware, which desires to merge A.R.A. Manufacturing Company of Delaware, Inc., a corporation formed under the laws of the State of Delaware, into Newreeveco, Inc. pursuant to the provisions of Section 251(c) of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY as follows:

    FIRST: The name and state of incorporation of each of the constituent corporations are as follows:

           Name                        State of Incorporation

     A.R.A. Manufacturing Company      Delaware
       of Delaware, Inc.
     Newreeveco, Inc.                  Delaware

    SECOND: A Plan and Agreement of Merger dated as of March 30, 1988 (the "Merger Agreement"), between Newreeveco, Inc. and A.R.A. Manufacturing Company of Delaware, Inc. (together called the "Constituent Corporations"), has been approved, adopted, certified, executed and acknowledged by each of the Constituent Corporations in accordance with Section 251(c) of the General Corporation Law of the State of Delaware.

    THIRD: The name of the surviving corporation is Newreeveco, Inc.

    FOURTH: The Restated Certificate of Incorporation of Newreeveco, Inc., which was filed in the Office of the Secretary of State of Delaware on June 25, 1982, and subsequently duly recorded, is hereby amended, pursuant to the Merger Agreement, as follows: By striking out the whole of Article FOURTH thereof as it now exists and inserting in lieu thereof a new Article FOURTH, providing as follows:

         FOURTH:   (a)  The total number of shares of all classes
    of stock which the Corporation shall have authority to issue is Thirty Million Two Hundred Fifty Thousand (30,250,000) shares consisting of Two Hundred Fifty Thousand (250,000) shares of Preferred Stock having a par value of one dollar ($1.00) per share (hereinafter called "Preferred Stock") and Thirty Million (30,000,000) shares of Common Stock having a par value of one cent ($.01) per share (hereinafter called "Common Stock").

                   (b)  The following is a statement of the
    designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of the classes of stock of the Corporation, and of the authority with respect thereto expressly vested in the Board of Directors of the Corporation.

                        The Preferred Stock may be issued from
    time to time in one or more series, the shares of each series to have such designations, preferences, voting rights and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as are stated and expressed herein and in a resolution or resolutions providing for the issue of such series, adopted by the Board of Directors.

                        Authority is hereby expressly granted to the Board of Directors to authorize the issue of one or more series of Preferred Stock, and with respect to each such series to fix by resolution or resolutions providing for the issue of such series, the designations, preferences and relative, participating, optional or other special rights, if any, including voting, redemption and convertibility features, and qualifications, limitations or restrictions thereof.

                   (c)  The holders of Common Stock shall be
    entitled to receive such dividends as may be declared and deemed by the Board of Directors of the Corporation payable out of funds legally available therefor except that any dividends payable in Common Stock of the Corporation shall be payable pro rata to all holders of Common Stock. Subject to the prior rights of any shares of Preferred Stock, the holders of Common Stock shall have one vote for each share of Common Stock.

                   (d)  The number of authorized shares of any
    class or classes of stock of the Corporation may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote.

    FIFTH: The executed Merger Agreement is on file at the principal place of business of Newreeveco, Inc. located at Highway 29 South, Spartanburg, South Carolina 29304.

    SIXTH: A copy of the Merger Agreement will be furnished by Newreeveco, Inc., on request and without cost, to any stockholder of either of the Constituent Corporations.

    IN WITNESS WHEREOF, Newreeveco, Inc. has caused Certificate of Merger to be signed by Steven W. Hart, its Vice President, and attested by James W. Hart, Jr., its Assistant Secretary, this
30th day of March, 1988.

                                  NEWREEVECO, INC.

                               By: /s/ Steven W. Hart
                                  _____________________________
                                       Steven W. Hart
                                       Vice President


ATTEST:

By: /s/ James W. Hart, Jr.
   ________________________________
        James W. Hart, Jr.
        Assistant Secretary



                             State of Delaware






                        Office of Secretary of State

    I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF STOCK DESIGNATION OF "NEWREEVECO, INC." FILED IN THIS OFFICE ON THE THIRTIETH DAY OF MARCH, A.D. 1988, AT 11:46 O'CLOCK A.M.
                            * * * * * * * * * *








                               /s/ Michael Ratchford
                               _________________________________
                                  SECRETARY OF STATE
                                  AUTHENTICATION:     *3368894
                                            DATE:     03/04/1992

                                CERTIFICATE

                    DESIGNATING SERIES I PREFERRED STOCK

                                     OF

                              NEWREEVECO, INC.


                     Pursuant to Section 151(g) of the
                      Delaware General Corporation Law

                     _________________________________

         NEWREEVECO, INC., a Delaware corporation (the "Corpora-tion"), by its Vice President and Assistant Secretary, DOES HEREBY
CERTIFY:

         That pursuant to authority granted to the Board of Directors by Article FOURTH of the Restated Certificate of In-corporation, as amended, the Board of Directors of the Corporation, acting pursuant to unanimous written consent, duly adopted the following resolution creating a series of Preferred Stock designated as "Series I Preferred Stock".

              RESOLVED, there is hereby established and designated one series of the Corporation's Preferred Stock, designated Series I (the "Shares") , which shall consist of one thousand (1,000) shares and which shall have rights, preferences and limitations as follows:

              1. The holders of Shares shall have no voting rights, except as required by law.

              2. The holders of record of Shares shall, upon declaration of the Board of Directors of the Corporation setting forth both the record date and payment date, be entitled to receive on such payment date, in the aggregate as a series, and before any dividends or other distributions shall be made to the holders of any series or class of the Common Stock, whether previously or hereinafter designated by the Board of Directors of the Corporation, or any series or class of the Preferred Stock designated by the Board of Directors of the Corporation after the date hereof, cumulative dividends ("Preferred Dividends") as indicated in the following schedule:

On or before                     Amount

November   7, 1988           $5,040,000
November   7, 1989              960,000
November   7, 1990              900,000
November   7, 1991              840,000
November   7, 1992              780,000
November   7, 1993              720,000
November   7, 1994              660,000

TOTAL                        $9,900,000

The amount paid to the holders of Shares by the Corporation for any repurchase or redemption thereof, which repurchase or redemption shall be in the discretion of the Board of Directors of the Corporation, shall be deducted from the amount of Preferred Dividends to be paid hereafter pursuant to this Paragraph 2. After November 7, 1994, the holders of Shares shall not have any dividend rights, except to the extent of any cumulated unpaid Preferred Dividends.

    3. In the event of liquidation, dissolution, distribution of the assets of or winding up of the Corporation, whether voluntary or involuntary, the holders of Shares shall be entitled to receive, out of the assets of the Corporation (whether from capital or surplus or both) in the aggregate as a series, before any distribution shall be made to the holders of any series or class of the Common Stock whether previously or hereinafter designated by the Board of Directors of the Corporation, or any series or class of any Preferred Stock designated by the Board of Directors of the Corporation after the date hereof, a liquidation preference of $5,000,000, reduced by the amount shown in the following schedule for the period in which such liquidation, dissolution, distribution of assets of or winding up of the Corporation occurs:

For the year beginning                  Amount

November 7, 1988                     $1,770,000
November 7, 1989                      2,280,000
November 7, 1990                      2,800,000
November 7, 1991                      3,330,000
November 7, 1992                      3,870,000
November 7, 1993                      4,430,000
November 7, 1994                      5,000,000


provided that, if for any period set forth above, the Corporation has not paid to holders of the Shares all Preferred Dividends required to be paid by virtue of Paragraph 2 hereof due prior to such distribution, then and in that event, the liquidation preference herein granted shall be increased by the aggregate amount of the Preferred Dividends accumulated and not paid.

If, upon such liquidation, dissolution, distribution of the assets of or winding up of the Corporation, the assets of the Corporation (from capital and surplus) shall be insufficient to permit payment in full to the holders of the Shares of the amount distributable to them as aforesaid, then the entire assets of the Corporation (both capital and surplus) shall be distributed ratably among the holders of the Shares to the exclusion of the holders of any series or class of the Common Stock, whether previously or hereinafter designated by the Board of Directors of the Corporation, and the holders of any other series or class of the Preferred Stock designated by the Board of Directors of the Corporation after the date hereof. The foregoing provisions of this Paragraph 3 shall not, however, be deemed to require the distribution of assets among the holders of the Shares of any other series or class of the Preferred Stock or the Common Stock in the event of a consolidation, merger, lease or sale of substantially all the assets, which does not in fact result in the liquidation or winding up of the business of this Corporation.

After payment of all of the Preferred Dividends set forth in Paragraph 2 hereof, the holders of Shares shall not have any rights to distribution upon liquidation, dissolution, distribution of the assets of or winding up of the Corporation. The Shares may be redeemed at any time by the Corporation at a redemption price equal to $1.00 per Share, plus the remaining aggregate amount of Preferred Dividends unpaid at the date of redemption.

         4. The payment of any dividend by the Corporation upon, or the redemption or repurchase by the Corporation of, any Shares as set forth above shall be made to the holder of record of the Shares as of the record date or on the date for payment set forth by resolution of the Board of Directors in their discretion and funds for any such purpose shall be reserved and set aside in each instance only at such record date upon the express resolution of the Corporation's Board of Directors and shall be subject to any restriction with respect to such dividends or other payments contained in all loan agreements, debentures, indentures or other
agreements entered into by the Corporation.    Nothing contained
herein or in any agreement or instrument of the Corporation, any affiliate of the Corporation or the holder of the Shares shall be deemed to require the payment of the Preferred Dividends or to require repurchase or redemption of the Shares.

         IN WITNESS WHEREOF, NEWREEVECO, INC. has caused this
Certificate to be executed by its Vice President and attested by its Assistant Secretary this 30th day of March, 1988.


                                  NEWREEVECO, INC.

                                  By:  /s/ Steven W. Hart
                                     _____________________________
                                           Steven W. Hart
                                           Vice President


ATTEST:

/s/ James W. Hart, Jr.
___________________________________
    James W. Hart, Jr.
    Assistant Secretary


                             State of Delaware







                        Office of Secretary of State

                        ___________________________

    I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF
DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "NEWREEVECO, INC." FILED IN THIS OFFICE ON THE THIRD DAY OF JUNE, A.D. 1988, AT 10 O'CLOCK A.M.
                            * * * * * * * * * *







                              /s/ Michael Ratchford
                             ___________________________________
                                  SECRETARY OF STATE
                             AUTHENTICATION:     *3368895
                                       DATE:     03/04/1992

                          CERTIFICATE OF AMENDMENT

                                     OF

                   RESTATED CERTIFICATE OF INCORPORATION

                            OF NEWREEVECO, INC.

                          Pursuant to Section 242
                       of the General Corporation Law
                          of the State of Delaware

                            * * * * * * * * * *

    Newreeveco, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),
DOES HEREBY CERTIFY:

    FIRST:  That ARTICLE FIRST of the Restated Certificate of
Incorporation which states the Corporation's name is amended to read in full as follows:

         "FIRST:  The name of the Corporation is Reeves
         Industries, Inc."

    SECOND: That the aforesaid amendment was duly adopted in accordance with the provisions of Section 242 of the General
Corporation Law of the State of Delaware.

    IN WITNESS WHEREOF, said Newreeveco, Inc. has caused this certificate to be signed by James W. Hart, its President, and attested by James W. Hart, Jr., its Assistant Secretary, this 3rd day of June, 1988.
                             NEWREEVECO, INC.

                             By /s/ James W. Hart
                                _______________________
                                    James W. Hart
                                    President


ATTEST:

/s/ James W. Hart, Jr.
________________________________
    James W. Hart, Jr.
    Assistant Secretary

                             State of Delaware






                        Office of Secretary of State

                         _________________________

    I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF CERTIFICATE OF CHANGE OF ADDRESS OF REGISTERED AGENT AS IT APPLIES TO "REEVES INDUSTRIES, INC." AS RECEIVED AND FILED IN THIS OFFICE ON THE TWENTY-SEVENTH DAY OF OCTOBER, A.D. 1989, AT 4:30 O'CLOCK P.M.
                            * * * * * * * * * *






                                  /s/ Michael Ratchford
                                  ___________________________
                                  SECRETARY OF STATE
                                  AUTHENTICATION:     *3368896
                                            DATE:     03/04/1992
D20x1805  10/28/89
                            STATE OF DELAWARE - DIVISION OF CORPORATIONS
                                    CHANGE OF ADDRESS FILING FOR
                     UNITED STATES CORPORATION COMPANY, AS OF OCTOBER 27, 1989
                                           ** DOMESTIC **


0933884  WINDY CITY INC.                                         03/17/1982 D DE
0933970  I. O. B. LIMITED                                        03/18/1982 D DE
0933971  WOMEN'S FUNDING COALITION, INC.                         03/18/1982 D DE
0933972  CLEVELAND PRECISION TOOL HOLDER COMPANY                 03/18/1982 D DE
0934029  GELBER GROUP, INC.                                      03/18/1982 D DE
0934030  TECHNOLOGY CENTERS INTERNATIONAL, INC.                  03/18/1982 D DE
0934052  POSNER INDUSTRIES, INC.                                 03/19/1982 D DE
0934054  SILVERMAN MACHINES INTERNATIONAL, LTD.                  03/19/1982 D DE
0934056  DIGITAL DESIGN INC.                                     03/19/1982 D DE
0934191  FEDERAL SIGNAL CREDIT CORPORATION                       03/22/1982 D DE
0934210  WORLD COURIER GROUP, INC.                               03/22/1982 D DE
0934410  CHICAGO METROPOLITAN COMPUTERS, INC                     03/24/1982 D DE
0934461  LJIC COMPUTER SERVICES CORPORATION                      03/25/1982 D DE
0934506  LIT AMERICA, INC.                                       03/25/1982 D DE
0934507  NATIONAL GATE CONSTRUCTION COMPANY                      03/25/1982 D DE
0934527  MECATEC, INC.                                           03/26/1982 D DE
0934614  PEGASUS ASSOCIATES, INC.                                03/29/1982 D DE
0934685  CORNELL OIL & GAS COMPANY                               03/29/1982 D DE
0934709  NEWCITY COMMUNICATIONS OF SYRACUSE, INC.                03/30/1982 D DE
0934712  S. L. PRODUCTIONS, INC.                                 03/30/1982 D DE
0934715  GOLD STANDARD BAKING, INC.                              03/30/1982 D DE
0934721  VENMARK, LTD.                                           03/30/1982 D DE
0934876  DIAMOND LANDS CORPORATION                               03/31/1982 D DE
0934914  FISHCER IMAGING MIDWEST, INC.                           04/01/1982 D DE
0934920  CHRYTEX INDUSTRIALS CORP.                               04/01/1982 D DE
0934939  REEVES INDUSTRIES, INC.                                 04/01/1982 D DE
0934973  HERZOG INC.                                             04/02/1982 D DE
0934974  REFRIGERATED WAREHOUSE INVESTMENTS HOLDING CORPORATION  04/02/1982 D DE
0934975  GIESECKE & DEVRIENT SECURITY SYSTEMS, INC.              04/02/1982 D DE
0934976  OCEAN CAPITAL CORPORATION                               04/02/1982 D DE
0934977  UNIFRIDGE HOLDING CORPORATION                           04/02/1982 D DE
0934978  DAUTEL AMERICA CORP.                                    04/02/1982 D DE
0935023  DIAMOND INTERNATIONAL CORPORATION                       04/02/1982 D DE
0935036  NABISCO BRANDS (U.K.) LIMITED                           04/05/1982 D DE
0935058  AMERICAN AUTO SOUND, INC.                               04/05/1982 D DE
0935060  OXFORD (HOLDING) INC.                                   04/05/1982 D DE
0935086  MARION-FUNT ORGANIZATION, INC.                          04/05/1982 D DE
0935229  SWISS CHALLET HOLDINGS INC.                             04/07/1982 D DE
0935286  PHOENIX CORPORATION OF AMERICA                          04/08/1982 D DE
0935328  WOODRUN MANAGEMENT CORPORATION                          04/08/1982 D DE
0935332  METRO-CAMMELL U.S.A., INC.                              04/08/1982 D DE
0935333  DOLIN REALTY CORP.                                      04/08/1982 D DE
0935354  COUNCIL TRAVEL SERVICES, INC.                           04/12/1982 D DE
0935377  TIMEX COMPUTER CORPORATION                              04/12/1982 D DE
0935414  NEW COURT AMERICAN PROPERTY FUND, INC.                  04/12/1982 D DE
0935462  OPEN ROAD PRODUCTIONS, INC.                             04/13/1982 D DE
0935463  SAATCHI & SAATCHI COMPTON WORLDWIDE, INC.               04/13/1982 D DE

CERTIFICATE OF CHANGE OF ADDRESS OF

REGISTERED OFFICE AND OF REGISTERED AGENT

PURSUANT TO SECTION 134 OF TITLE 8 OF THE DELAWARE CODE


TO: DEPARTMENT OF STATE
    Division of Corporations
    Townsend Building
    Federal Street
    Dover, Delaware 19903

         Pursuant to the provisions of Section 134 of Title 8 of the Delaware Code, the undersigned Agent for service of process, in order to change the address of the registered office of the corporations for which it is registered agent, hereby certifies that:
         1.  The name of the agent is United States Corporation
Company.
         2. The address of the old registered office was 229 South State Street, Dover, Kent County, Delaware 19901.
         3. The address to which the registered office is to be changed is 32 Loockerman Square, Suite L-100, Dover, Kent County, Delaware 19901. The new address will be effective on October 27, 1989.
         4. The names of the corporations represented by said agent are set forth on the list annexed to this certificate and made a part hereof by reference.
         IN WITNESS WHEREOF, said agent has caused this certificate to be signed on its behalf by its Vice President and Assistant Secretary this 10th day of October 1989.
    UNITED STATES CORPORATION COMPANY

                      /s/ Alan E. Spiewak
                      _________________________________
                        Alan Spiewak, Vice President



ATTEST:



                             State of Delaware








                       Office of Secretary of State

                         _________________________


    I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF STOCK DESIGNATION OF "REEVES INDUSTRIES, INC." FILED IN THIS OFFICE ON THE EIGHTH DAY OF NOVEMBER, A.D. 1989, AT 4:30 O'CLOCK P.M.
                            * * * * * * * * * *





                                                /s/ Michael Ratchford

                                                    SECRETARY OF STATE
                                             AUTHENTICATION:     *3368897
                                                       DATE: 03/04/19


                            AMENDED CERTIFICATE

                   DESIGNATING SERIES I PREFERRED STOCK

                                     OF

                            REEVES INDUSTRIES, INC.
                           ____________________

                     Pursuant to Section 151(g) of the
                     Delaware General Corporation Law
                           ____________________

         REEVES INDUSTRIES, INC., a Delaware corporation (the
"Corporation"), by its Vice President and Assistant Secretary, DOES HEREBY CERTIFY:

         FIRST: That pursuant to authority granted to the Board of Directors by Article FOURTH of the Restated Certificate of
Incorporation, as amended, the Board of Directors of the Corporation, acting pursuant to unanimous written consent, duly adopted the following resolution amending the series of Preferred
Stock heretofore designated as "Series I Preferred Stock".

         RESOLVED, that, effective upon receipt of the approval of the holders of a majority of each class of outstanding capital stock of the Corporation entitled to vote thereon, the resolution adopted by this Board of Directors on March
    29, 1988 creating the Series I Preferred Stock be, and it hereby is, amended by deleting paragraphs 2 and 3 thereof in their entirety and inserting in lieu thereof:

         "2. The holders of record of Shares shall, upon declaration of the Board of Directors of the Corporation setting forth both the record date and payment date, be entitled to receive on such payment date, in the aggregate as a series, and before any dividends or other distributions shall be made to the holders of any series or class of the Common Stock, whether previously or hereinafter designated by the Board of Directors of the Corporation, or any series or class of the Preferred Stock designated by the Board of Directors of the Corporation after the date hereof, cumulative dividends ("Preferred Dividends") as indicated in the following schedule:


         On or before                     Amount

         June    30, 1990                $6,000,000
         November 7, 1990                   900,000
         November 7, 1991                   840,000
         November 7, 1992                   780,000
         November 7, 1993                   720,000
         November 7, 1994                   660,000

              TOTAL                      $9,900,000

         The amount paid to the holders of Shares by the Corporation for any repurchase or redemption thereof, which repurchase or redemption shall be in the discretion of the Board of Directors of the Corporation, shall be deducted from the amount of Preferred Dividends to be paid hereafter pursuant to this Paragraph 2. After November 7, 1994, the holders of Shares shall not have any dividend rights, except to the extent of any cumulated unpaid Preferred Dividends.

              3. In the event of liquidation, dissolution, distribution of the assets of or winding up of the Corporation, whether voluntary or involuntary, the holders of Shares shall be entitled to receive, out of the assets of the Corporation (whether from capital or surplus or both) in the aggregate as a series, before any distribution shall be made to the holders of any series or class of the Common Stock, whether previously or hereinafter designated by the Board of Directors of the Corporation, or any series or class of any Preferred Stock designated by the Board of Directors of the Corporation after the date hereof, a liquidation preference of $5,000,000, reduced by the amount shown in the following schedule for the period in which such liquidation, dissolution, distribution of assets of or winding up of the Corporation occurs:

         For the period beginning           Amount

         June 30, 1990                      $2,280,000

         For the year beginning

         November 7, 1990                    2,800,000
         November 7, 1991                    3,330,000
         November 7, 1992                    3,870,000
         November 7, 1993                    4,430,000
         November 7, 1994                    5,000,000

provided that, if for any period set forth above, the Corporation has not paid to holders of the Shares all Preferred Dividends required to be paid by virtue of Paragraph 2 hereof due prior to such distribution, then and in that event, the liquidation preference herein granted shall be increased by the aggregate amount of the Preferred Dividends accumulated and not paid.


If, upon such liquidation, dissolution, distribution of the assets of or winding up of the Corporation, the assets of the Corporation (from capital and surplus) shall be insufficient to permit payment in full to the holders of the Shares of the amount distributable to them as aforesaid, then the entire assets of the Corporation (both capital and surplus) shall be distributed ratably among the holders of the Shares to the exclusion of the holders of any series or class of the Common Stock, whether previously or hereinafter designated by the Board of Directors of the Corporation and the holders of any other series or class of the Preferred Stock designated by the Board of Directors of the Corporation after the date hereof. The foregoing provisions of this Paragraph 3 shall not, however, be deemed to require the distribution of assets among the holders of the Shares of any other series or class of the Preferred Stock or the Common Stock in the event of a consolidation, merger, lease or sale of substantially all the assets, which does not in fact result in the liquidation or winding up of the business of this Corporation.

After payment of all of the Preferred Dividends set forth in Paragraph 2 hereof, the holders of Shares shall not have any rights to distribution upon liquidation, dissolution, distribution of the assets of or winding up of the Corporation. The Shares may be redeemed at any time by the Corporation at a redemption price equal to $1.00 per Share, plus the remaining aggregate amount of Preferred Dividends unpaid at the date of redemption."

         SECOND:   The holders of record of all shares of each
class of the outstanding capital stock of the Corporation entitled to vote thereon have consented to the foregoing amendment to the Series I Preferred Stock by written consent dated as of November 3, 1989.

         IN WITNESS WHEREOF, REEVES INDUSTRIES, INC. has caused this Certificate to be executed by its Vice President and attested by its Assistant Secretary this 6th day of November, 1989.

                                  REEVES INDUSTRIES, INC.

                                  By: /s/ Steven W. Hart
                                     _____________________________
                                          Steven W. Hart
                                          Vice President

ATTEST:

/s/ James W. Hart, Jr.
___________________________________
    James W. Hart, Jr.
    Assistant Secretary







                             State of Delaware






                        Office of Secretary of State
                            ____________________

    I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF
DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "REEVES INDUSTRIES, INC." FILED IN THIS OFFICE ON THE THIRTY-FIRST DAY OF DECEMBER, A.D. 1991, AT 9 O'CLOCK A.M.
                            * * * * * * * * * *







                                  /s/ Michael Ratchford
                                  _________________________________
                                  SECRETARY OF STATE
                                  AUTHENTICATION:     *3368898
                                           DATE: 03/04/1992

                          CERTIFICATE OF AMENDMENT

                                   OF THE

                   RESTATED CERTIFICATE OF INCORPORATION

                                     OF

                          REEVES INDUSTRIES, INC.

                   Pursuant to Section 242 and 228 of the
                       General Corporation Law of the
                             State of Delaware

                            * * * * * * * * * *


         REEVES INDUSTRIES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation") DOES HEREBY CERTIFY:

         FIRST:  That Paragraph (a) of Article FOURTH of the
Restated Certificate of Incorporation of the Corporation is amended to read in its entirety as follows:

         FOURTH: (a) The total number of shares of all classes of stock which the Corporation shall have authority to issue is Fifty Million Two Hundred Fifty Thousand (50,250,000) shares consisting of Two Hundred Fifty Thousand (250,000) shares of Preferred Stock having a par value of one dollar ($1.00) per share (hereinafter called "Preferred Stock") and Fifty Million (50,000,000) shares of Common Stock having a par value of one cent ($.Ol) per share (hereinafter called "Common Stock").

         SECOND: That the foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and by the written consent of holders of the majority of each class of outstanding stock of the Corporation entitled to vote thereon in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

         THIRD: That written notice has been given to those stockholders who have not consented in writing to the foregoing amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, said REEVES INDUSTRIES, INC. has caused this certificate to be signed by Steven W. Hart, its Vice
President, and attested by David L. Dephtereos, its Secretary, this 31st day of December, 1991.


ATTEST:                           REEVES INDUSTRIES, INC.


/s/ David L. Dephtereos      By:  /s/ Steven W. Hart
____________________________    _______________________________
    David L. Dephtereos               Steven W. Hart
    Secretary                         Vice President


                             State of Delaware

                      Office of the Secretary of State







    I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF

DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT

COPY OF THE CERTIFICATE OF MERGER OF "HHCI, INC." MERGING WITH

AND INTO "REEVES INDUSTRIES, INC." UNDER THE NAME OF "REEVES

INDUSTRIES, INC." AS RECEIVED AND FILED IN THIS OFFICE THE

TWENTY-FIFTH DAY OF OCTOBER, A.D. 1993, AT 9:30 O'CLOCK A.M.

A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO

THE APPROPRIATE COUNTY RECORDER OF DEEDS ON THE TWENTY-FIFTH DAY

OF OCTOBER, A.D. 1993 FOR RECORDING.

                            * * * * * * * * * *





                        /s/ William T. Quillen

                        William T. Quillen, Secretary of State

                        AUTHENTICATION:     *4115150

                                 DATE: 10/25/1993

932985084
                           CERTIFICATE OF MERGER

                                     of

                                 HHCI, INC.

                                    into

                          REEVES INDUSTRIES, INC.
                            ____________________
         Pursuant to Section 251(c) of the General Corporation Law
                          of the State of Delaware
                            ____________________
         Reeves Industries, Inc., a corporation formed under the laws of the State of Delaware, which desires to merge HHCI, Inc., a corporation organized under the laws of the State of Delaware, into Reeves Industries, Inc. pursuant to the provisions of Section 251(c) of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY as follows:

     FIRST:    The name and state of incorporation of each of
the constituent corporations are as follows:

              Name                         State of Incorporation
              HHCI, Inc.                   Delaware
              Reeves Industries, Inc.      Delaware

     SECOND:   An Agreement and Plan of Merger dated as of October
22, 1993 (the "Agreement") between Reeves Industries, Inc. and HHCI, Inc. (together the "Constituent Corporations") has been approved, adopted, certified, executed and acknowledged by each of the Constituent Corporations in accordance with Section 251(c) of the General Corporation Law of the State of Delaware.

    THIRD:    The name of the surviving corporation is Reeves
Industries, Inc.

    FOURTH:   The Certificate of Incorporation of Reeves
Industries, Inc. shall be the certificate of incorporation of the surviving corporation.

    FIFTH:    The executed Agreement is on file at the principal
place of business of Reeves Industries, Inc. at Highway 29 South,
Spartanburg, South Carolina 29304.

    SIXTH:    A copy of the Agreement will be furnished by Reeves
Industries, Inc., on request and without cost, to any stockholder of either of the Constituent Corporations.

    IN WITNESS WHEREOF, Reeves Industries, Inc. has caused this
Certificate of Merger to be signed by James W. Hart, its Chairman of the Board, and attested by Jennifer H. Fray, its Secretary, this 25th day of October, 1993.

                             REEVES INDUSTRIES, INC.

                             By: /s/ James W. Hart
                                _______________________________
                                     James W. Hart
                                     Chairman of the Board




Attest:

By: /s/ Jennifer H. Fray
   ____________________________
        Jennifer H. Fray
        Secretary